As filed with the Securities and Exchange Commission on February 28, 1997
                                                        Registration No. 2-92136
                                                               File No. 811-4062


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    / X /
                                                                            ---

              Pre-Effective Amendment No.                                  /   /
                                          ------                            ---

              Post-Effective Amendment No. 29                              / X /
                                                                            ---

                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            / X /
                                                                            ---

                                Amendment No. 32


                                 GAM FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                 135 East 57th Street, New York, New York 10022
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, including Area Code: (212) 407-4600

GAM FUNDS, INC.                                      Copy to:
135 East 57th Street,                                James B. Sitrick, Esq.
New York, New York 10022                             Coudert Brothers
(Name and Address of Agent for Service)              1114 Avenue of the Americas
                                                     New York, New York 10036

Approximate Date of Proposed Public Offering: Effective date of this Post-Effective Amendment.

   It is proposed that this filing will become effective (check appropriate box)

   [   ]  immediately  upon filing  pursuant to paragraph  (b)
   [   ] on (date) pursuant  to  paragraph  (b)
   [   ] 60  days  after  filing  pursuant  to paragraph (a)(i)
   [ X ] on April 30, 1998 pursuant to paragraph (a)(i)
   [   ] 75 days after  filing  pursuant  to  paragraph  (a)(ii)
   [   ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

   [   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               Page 1 of     pages
                                         ---

                     INDEX TO EXHIBITS APPEARS ON PAGE
                                                       ----


                                 GAM FUNDS, INC.
                                    Contents

This Registration Statement on Form N-1A consists of the following:

1.       Facing Sheet
2.       Cross-Reference Sheet
3.       Part A - Prospectus
4.       Part B - Statement of Additional Information
5.       Part C - Other Information
6.       Signature Sheet

                                 GAM FUNDS, INC.
                  Cross-Reference Sheet pursuant to Rule 495(a)

Form N-1A
Item No.

Part A                                    Heading in Prospectus
--------------------------------------------------------------------------------

1.  Cover Page                            Cover Page

2.  Synopsis                              Expenses; Summary

3.  Condensed Financial Information       Financial Highlights

4.  General Description of                Investment Objective and
     Registrant                           Policies and Risk Considerations

5.  Management of the Fund                Management of the Funds

6.  Capital Stock and Other               Description of Shares; Shareholder
      Securities                          Transactions and Services;
                                          Additional Information

7.  Purchase of Securities                Shareholder Transactions and Services;
      Being Offered                       Management of the Funds

8.  Redemption or Repurchase              Redemption of Shares

9.  Pending Legal Proceedings             N.A.

                           GLOBAL ASSET MANAGEMENT(R)

                                 GAM FUNDS, INC.

                                   PROSPECTUS


                                 APRIL 30, 1998



                                 GAM GLOBAL FUND

                             GAM INTERNATIONAL FUND

                             GAM PACIFIC BASIN FUND

                             GAM JAPAN CAPITAL FUND

                             GAM ASIAN CAPITAL FUND

                                 GAM EUROPE FUND

                             GAM NORTH AMERICA FUND

                              GAMERICA CAPITAL FUND


GAM Funds, Inc. (the "Company") is a diversified open-end management investment company which offers investors the opportunity to invest in eight different portfolios (the "Funds") investing primarily in equity securities.


This Prospectus sets forth concisely information a prospective investor should know about each GAM Fund before investing. Investors are advised to read and retain this Prospectus for future reference. The Company has filed a Statement of Additional Information dated April 30, 1998 with the Securities and Exchange Commission. Such Statement is incorporated by reference in this Prospectus, and is available without charge upon request at the address and telephone number indicated below.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 GAM FUNDS, INC.
                    135 East 57th Street, New York, NY 10022
                     Tel: (800) 426-4685 Fax: (212) 407-4684
                       Internet: http://www.usinfo.gam.com
                                                                          GAM(R)

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------


Summary  .................................................................     1

Investor Expenses.........................................................     2

Financial Highlights......................................................     4

Investment Objectives and Policies and Risk Considerations................    15

Shareholder Transactions and Services.....................................    21

  Purchasing Shares.......................................................    21

  Selling Shares..........................................................    24

  Exchanges...............................................................    28

  Other Account Services..................................................    28

  Dividends and Tax Matters...............................................    29

Management of the Funds...................................................    29

Description of Shares.....................................................    32

Additional Information....................................................    32

Purchase Application................................................. Back Cover

--------------------------------------------------------------------------------
                                     SUMMARY
--------------------------------------------------------------------------------
        INVESTMENT OBJECTIVE AND POLICIES. The investment objective of each Fund is to seek long-term capital appreciation. Each Fund seeks to achieve this objective by investing in the particular geographic region established pursuant to its own investment policy. Each Fund employs its own strategy and has its own risk/reward profile. The Funds are not guaranteed to achieve their objective.


        PRINCIPAL RISKS. GAM International, GAM Europe, GAM Pacific Basin, GAM Asian Capital and GAM Japan Capital Funds each invest primarily in securities of foreign issuers. GAM Global and GAM North America Funds and, to a lesser extent, GAMerica Capital Fund, may invest in securities of foreign issuers. Generally, investments in securities of foreign issuers involve greater risks than investments in United States issuers. Certain investment techniques that may be utilized by the Funds, such as hedging and leveraging techniques, also involve risk. Because investors could lose money by investing in the Funds, investors should be sure to read and understand these and all risk factors associated with an investment in the Funds.

        INVESTMENT ADVISERS AND UNDERWRITER. The Funds are managed by GAM International Management Limited, a London-based affiliate of the Global Asset Management (GAM) Group of companies, an international investment advisory organization with approximately $11 billion under management and offices or affiliates in Bermuda, New York, London, Zurich, Hong Kong, Tokyo, Singapore, Edinburgh, Dublin and the Isle of Man. Fayez Sarofim & Co., which serves as co-investment adviser for GAM North America Fund, is based in Houston, Texas and manages aggregate assets of approximately $45 billion. GAM Services, Inc., an affiliate of GAM, serves as principal underwriter for the Funds' shares. Shares are continuously offered to the public through securities dealers and other financial services firms that have entered into an agreement with GAM Services Inc. to sell shares of the Funds.

        MINIMUM INVESTMENT/SALES CHARGES/CDSC. The minimum initial investment is $5,000 ($2,000 for IRA accounts); shareholders may make subsequent purchases for as little as $500. Purchases of shares may be subject to a maximum initial sales charge of 5% of the purchase price in the case of Class A shares, or 3.5% in the case of Class D shares. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC"), scaled down from 5.0% to 1.0%, payable upon most redemptions within six years after purchase. Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase.


        DIVIDENDS AND DISTRIBUTIONS. Each Fund intends to distribute annually all of its net investment income and net realized capital gains. Dividends and distributions may be reinvested automatically without a sales load.

        ADDITIONAL FUND FEATURES. The Funds offer Exchanges at Net Asset Value; Reduced Sales Charges through a Statement of Intention and Rights of Accumulation; Telephone Exchanges and Redemptions; Automatic Investment and Systematic Withdrawal Plans; and money market investment privileges through the GAM Money Market Account.

INVESTOR EXPENSES

Fund investors pay various expenses either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

                                               GAM INTERNATIONAL FUND          GAM GLOBAL FUND           GAM PACIFIC BASIN FUND
                                            CLASS  CLASS  CLASS    CLASS  CLASS  CLASS CLASS    CLASS  CLASS   CLASS   CLASS  CLASS
                                              A      B**    C**      D*     A      B**   C**      D*     A       B**     C**    D*
 SHAREHOLDER TRANSACTION EXPENSES


 Maximum Sales Charge Imposed On Purchases
    (as a percentage of offering price)(1)     5%    None   None    3.5%    5%     None  None    3.5%    5%     None    None   3.5%


    Maximum Deferred Sales Charge           None(2)   5%     1%     None   None(2)  5%    1%     None   None(2)    5%     1%   None


 ANNUAL FUND OPERATING EXPENSES
    (as a percentage of Average Net Assets)


    Management Fees (after expense
    reimbursement)                          1.00%  1.00%  1.00%    1.00%  1.00%  1.00% 1.00%    1.00%   1.00%  1.00%  1.00%   1.00%


    12b-1 Fees (4)                          0.30%  1.00%  1.00%    0.50%  0.30%  1.00% 1.00%    0.50%   0.30%  1.00%  1.00%   0.50%


    Other Expenses (5)                      0.38%  0.38%  0.38%    0.32%  0.53%  0.53% 0.53%    0.51%   0.68%  0.68%  0.68%   0.58%
                                            ----   ----   ----     ----   ----   ----  ----     ----    ----   ----   ----    ----


 Total Fund Operating Expenses (4)          1.68%  2.38%  2.38%    1.82%  1.83%  2.53% 2.53%    2.01%   1.98% 2.68%   2.68%   2.08%
                                            ====   ====   ====     ====   ====   ====  ====     ====    ====  ====    ====    ====





                                                                                                                            GAM
                                                                                                                GAMERICA    ASIAN
                                                                            GAM NORTH          GAM JAPAN         CAPITAL   CAPITAL
                                                   GAM EUROPE FUND        AMERICA FUND        CAPITAL FUND        FUND      FUND
                                                CLASS  CLASS   CLASS   CLASS  CLASS  CLASS  CLASS  CLASS  CLASS   CLASS     CLASS
                                                  A      B**     C**     A      B*     C*      A     B**    C**      A       A
 SHAREHOLDER TRANSACTION EXPENSES


 Maximum Sales Charge Imposed On Purchases
    (as a percentage of offering price) (1)       5%    None   None     5%     None   None     5%   None    None     3.5%    5%


    Maximum Deferred Sales Charge               None(2)    5%    1%    None (2)  5%    1%   None(2)   5%      1%     None(2) None(2)


 ANNUAL FUND OPERATING EXPENSES
    (as a percentage of Average Net Assets)


    Management Fees (after expense
    reimbursement)                             1.00%  1.00%  1.00%    1.00%    1.00%  1.00%  1.00%   1.00%   1.00%   1.00%   1.00%


    12b-1 Fees (4)                             0.30%  1.00%  1.00%    0.30%   $1.00  $1.00   0.30%   1.00%   1.00%   0.30%   0.30%


    Other Expenses (5)                         0.51%  0.51%  0.51%    0.64%    0.64%  0.64%  0.85%   0.85%   0.85%   2.15%   0.51%
                                               ----   ----   ----     ----     ----   ----   ----    ----    ----    ----    ----


 Total Fund Operating Expenses (4)             1.81%  2.51%  2.51%    1.94%(3) 2.64%  2.64%  2.15%   2.85%   2.85%   3.45%   1.81%
                                               ====   ====   ====     ====     ====   ====   ====    ====    ====    ====    ====

 * Class D shares are currently offered only by GAM International Fund, GAM Global Fund and GAM Pacific Basin Fund.

** Class B and Class C shares are  currently  offered only by GAM  International
   Fund, GAM Global Fund, GAM Pacific Fund, GAM Europe Fund, GAM North America Fund and GAM Japan Capital Fund.

EXAMPLE

The table below shows what an investor would pay if he or she invested $1,000 over the various time frames indicated. The example assumes reinvestment of all dividends, an average annual return of 5%, and that "Total Fund Operating Expenses" remain the same each year.



                                      GAM INTERNATIONAL FUND             GAM GLOBAL FUND              GAM PACIFIC BASIN FUND
                                  CLASS A CLASS B CLASS C CLASS D CLASS A CLASS B  CLASS C CLASS D CLASS A  CLASS B CLASS C CLASS D

    1 Year                         $ 66     76      35    $ 53      $ 68      77      36    $ 55      $ 69      79     38    $ 55

    3 Year                          100    108      75      90       105     113      80      96       109     117     84      98

    5 Year                          137    153     129     130       144     160     137     139       151     168    144     143

    10 Year                         239    281     281     241       254     297     297     261       269     312    312     268


                                                                                                                           GAM
                                                                                                               GAMERICA   ASIAN
                                                                                                                CAPITAL   CAPITAL
                                   GAM EUROPE FUND        GAM NORTH AMERICA FUND      GAM JAPAN CAPITAL FUND     FUND      FUND
                                CLASS A  CLASS B CLASS C  CLASS A CLASS B  CLASS C  CLASS A   CLASS B  CLASS C  CLASS A   CLASS A
    1 Year                       $ 67       77      36     $ 69     $ 78     $ 37     $ 71       80       39     $ 83     $ 67

    3 Year                        104      110      78      108      114       82      114      120       88      151      104

    5 Year                        143      156     134      149      162      140      160      173      150      220      143

    10 Year                       252      285     285      265      297      297      286      318      318      404      252




This example is for comparison purposes only and is not a representation of actual expenses and returns, either past or future.

NOTES TO TABLES

(1) The sales charge is reduced for investments of $100,000 or more, declining to zero for large order purchases of $1 million or more. The sales charge may be waived for certain investors. See "Shareholder Transactions and Services -- Purchasing Shares."

(2) Except for investments of $1 million or more. See "Shareholder Transactions and Services -- Purchasing Shares".


(3) In the absence of an expense reimbursement, total expenses for GAM Asian Capital Fund would have been 5.44%.

(4) Because of the 12b-1 fee, long term shareholders of Class B, Class C and Class D shares may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


(5) Other expenses include custodian, transfer agent, administrative, legal and accounting fees and expenses. The Funds' expense ratios may be higher than those of most registered investment companies since the cost of maintaining custody of foreign securities is higher than those for most domestic funds and the rate of the advisory fee paid by each Fund exceeds that of most registered investment companies.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Unless otherwise noted, the selected financial information below is for the fiscal periods ending December 31 of each year. The accounting firm of Coopers & Lybrand L.L.P. audited the Funds' financial statements for the year ended December 31, 1997. Their report is included in the Funds' Annual Report, which contains further information about the performance of the Funds. A copy of the Annual Report is incorporated by reference into the Statement of Additional Information and available at no charge upon request to the Funds. The Funds' financial statements for periods prior to 1996 were audited by other independent accountants. Expense and income ratios and portfolio turnover rates have been annualized for periods less than one year. Total returns for periods of less than one year are not annualized. Classes B and C were not in existence for the period represented and therefore are not reflected in the pertinent charts which follow.


GAM INTERNATIONAL FUND                               For the Periods

                                                                                    05-Sept-95+
                                                                                            to
                                       1997      1997      1996       1996      1995 31-Dec-95      1994
                                    Class A   Class D   Class A    Class D   Class A   Class D   Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period              $23.15    $23.07    $21.37     $21.35    $17.21    $20.46    $23.90
                                     ------    ------    ------     ------    ------    ------    ------

 Income from investment operations
 Net investment income                 0.08      0.01      0.57       0.45      0.52      0.10      0.34
 Net realized and unrealized
    gain/(loss) on investments         6.58      6.59      1.34       1.32      4.64      1.78     (2.58)
                                     ------    ------    ------     ------    ------    ------    ------

 Total from investment operations      6.66      6.60      1.91       1.77      5.16      1.88     (2.24)
                                     ------    ------    ------     ------    ------    ------    ------
 Less distributions
 Dividends from net
    investment income                 (0.18)    (0.16)    (0.09)     (0.01)    (0.47)    (0.46)    (0.66)
 Distributions from net
    realized gains                    (1.17)    (1.17)    (0.04)     (0.04)    (0.53)    (0.53)    (3.79)
                                     ------    ------    ------     ------    ------    ------    ------
 Total distributions                  (1.35)    (1.33)    (0.13)     (0.05)    (1.00)    (0.99)    (4.45)
                                     ------    ------    ------     ------    ------    ------    ------
 Net asset value
    End of period                    $28.46    $28.34    $23.15     $23.07    $21.37    $21.35    $17.21
                                     ======    ======    ======     ======    ======    ======    ======

 TOTAL RETURN
    (without deduction of
    sales load)                       28.93%    28.78%     8.98%      8.33%    30.09%     9.26%   (10.23%)

 Net assets, end of period
    (000 omitted)                 $1,793,665   $99,283 $1,009,819    $38,716  $560,234    $8,714  $158,336

 RATIOS TO AVERAGE NET ASSETS:
    Expenses                           1.68%     1.82%      1.56%      2.06%     1.57%     2.22%     1.60%
    Net investment income              0.28%     0.05%      2.70%      2.13%     3.89%     1.90%     2.74%
 Portfolio turnover rate                 48%       48%        82%        82%    34.97%    34.97%   110.48%
 Average Commission Rate Paid         0.0444    0.0444     0.0202     0.0202        --        --        --

 BANK LOANS
 Amount outstanding at end of period
    (000 omitted)                         --        --        --         --         --        --        --
 Average amount of bank loans
    outstanding during the period
    (000 omitted)                         --        --        --         --         --        --        --
 Average number of shares outstanding
    during the period (monthly average)
    (000 omitted)                         --        --        --         --         --        --        --
 Average amount of debt per share
    during the period                     --        --        --         --         --        --        --


+  Commencement of offering of Class D shares.

                                                               For the Periods


                                       1993      1992      1991       1990      1989      1988      1987
                                    Class A   Class A   Class A    Class A   Class A   Class A   Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period              $14.56    $14.86    $12.87     $17.02    $14.81    $13.29    $21.91
                                     ------    ------    ------     ------    ------    ------    ------

 Income from investment operations
 Net investment income                 0.25      0.71      0.36       0.17      0.03      0.04      0.11
 Net realized and unrealized
    gain/(loss) on investments        10.38      0.28      1.64      (1.41)     3.21      2.72      2.38
                                     ------    ------    ------     ------    ------    ------    ------

 Total from investment operations     10.63      0.43      2.00      (1.24)     3.24      2.76      2.49
                                     ------    ------    ------     ------    ------    ------    ------
 Less distributions
 Dividends from net
    investment income                 (0.34)    (0.43)    (0.01)        --        --     (0.06)    (0.23)
 Distributions from net
    realized gains                    (0.95)    (0.30)       --      (2.91)    (1.03)    (1.18)   (10.88)
                                     ------    ------    ------     ------    ------    ------    ------

 Total distributions                  (1.29)    (0.73)    (0.01)     (2.91)    (1.03)    (1.24)   (11.11)
                                     ------    ------    ------     ------    ------    ------    ------
 Net asset value
    End of period                    $23.90    $14.56    $14.86     $12.89    $17.02    $14.81    $13.29
                                     ======    ======    ======     ======    ======    ======    ======

 TOTAL RETURN
    (without deduction of
    sales load)                      79.96%     3.08%    15.56%     (7.30%)   22.46%    21.51%    12.05%

 Net assets, end of period
    (000 omitted)                   $80,776   $41,032   $40,355    $23,450   $20,537   $19,638   $21,167

 RATIOS TO AVERAGE NET ASSETS
    Expenses                          1.99%     2.03%     2.11%      2.30%     2.74%     2.76%     2.23%
    Net investment income             2.28%     4.85%     3.25%      1.32%     0.19%     0.27%     0.38%
 Portfolio turnover rate             98.45%   109.16%   160.67%    253.89%    32.52%    22.86%    79.58%
 Average Commission Rate Paid           --        --         --         --        --        --        --

 BANK LOANS
 Amount outstanding at end
    of period (000 omitted)          $9,557    $2,743        --         --        --        --        --
 Average amount of bank loans
 outstanding during the period
    (000 omitted)                    $2,042      $901        --         --        --        --        --
 Average number of shares outstanding
 during the period (monthly average)
    (000 omitted)                     2,700     2,790        --         --        --        --        --
 Average amount of debt per share
    during the period                 $0.76     $0.32        --         --        --        --        --

* Per share amounts for years ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective December 19, 1995.


  GAM GLOBAL FUND

                                                     For the Periods
                                                                                    05-Sep-95+
                                                                                            to
                                       1997      1997      1996       1996      1995 31-Dec-95      1994
                                    Class A   Class D   Class A    Class D   Class A   Class D   Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period              $14.35    $14.22    $13.51     $13.48    $10.60    $13.46    $17.92
                                     ------    ------    ------     ------    ------    ------    ------
 Income from investment operations
 Net investment income                (0.04)    (0.09)     0.16       0.07      0.35        --      0.19
 Net realized and unrealized
    gain/(loss) on investments         5.04      5.02      1.55       1.47      3.48      0.92     (2.94)
                                     ------    ------    ------     ------    ------    ------    ------
 Total from investment operations      5.00      4.93      1.71       1.54      3.83      0.92     (2.75)
                                     ------    ------    ------     ------    ------    ------    ------

 Dividends from net
    investment income                 (0.02)    (0.03)    (0.08)     (0.01)    (0.30)    (0.28)    (0.49)
 Distributions from net
    realized gains                    (0.62)    (0.62)    (0.79)     (0.79)    (0.62)    (0.62)    (4.08)
                                     ------    ------    ------     ------    ------    ------    ------

 Total distributions                  (0.64)    (0.65)    (0.87)     (0.80)     0.92     (0.90)    (4.57)
                                     ------    ------    ------     ------    ------    ------    ------
 Net asset value
    End of period                    $18.71    $18.50    $14.35     $14.22    $13.51    $13.48    $10.60
                                     ======    ======    ======     ======    ======    ======    ======

 TOTAL RETURN
    (without deduction of
    sales load)                      34.95%    34.80%    12.74%     11.54%    36.25%     6.97%   (16.15%)

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                   $65,739    $3,768   $19,583       $815   $26,161      $295   $19,940
 Ratios to average net assets
    Expenses                          1.83%     2.01%     2.26%      2.88%     2.16%     2.81%     2.29%
    Net investment income/(loss)     (0.25%)   (0.53%)    1.17%      0.52%     2.96%    (0.09%)    0.91%
 Portfolio turnover rate                48%       48%      107%       107%    60.18%    60.18%   123.33%
 Average Commission Rate Paid        0.0733    0.0733    0.0255     0.0255        --        --        --

 BANK LOANS
 Amount outstanding at end of period     --        --        --         --        --        --        --
    (000 omitted)
 Average amount of bank loans
 outstanding during the period
    (000 omitted)                        --        --        --         --        --        --        --
 Average number of shares outstanding
    during the period (monthly average)
    (000 omitted)                        --        --        --         --        --        --        --
 Average amount of debt per share
    during the period                    --        --        --         --        --        --        --

+  Commencement of offering of Class D shares.

                                                                For the Periods
                                       1993      1992      1991       1990      1989      1988      1987
                                    Class A   Class A   Class A    Class A   Class A   Class A   Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
 Beginning of period                 $10.33    $11.37    $10.28     $13.14    $11.08     $9.26    $10.47
                                     ------    ------    ------     ------    ------    ------    ------
 Income from investment operations
 Net investment income                 0.24      0.64      0.28       0.06      0.04    (0.01)      0.12
 Net realized and unrealized
    gain/(loss) on investments         7.46   ($ 1.15)   $ 0.81      (1.54)     2.56      2.25     (0.38)
                                     ------    ------    ------     ------    ------    ------    ------

 Total from investment operations      7.70     (0.51)     1.09      (1.48)     2.60      2.24     (0.26)
                                     ------    ------    ------     ------    ------    ------    ------

 Dividends from net
    investment income                 (0.11)    (0.28)       --         --     (0.03)       --     (0.12)
 Distributions from net
    realized gains                       --     (0.25)       --     (1.38)     (0.51)    (0.42)    (0.83)
                                     ------    ------    ------     ------    ------    ------    ------

 Total distributions                  (0.11)    (0.53)       --     (1.38)     (0.54)    (0.42)    (0.95)
                                     ------    ------    ------     ------    ------    ------    ------
 Net asset value
    End of period                    $17.92    $10.33    $11.37     $10.28    $13.14    $11.08     $9.26
                                     ======    ======    ======     ======    ======    ======    ======

 TOTAL RETURN
    (without deduction of sales load)75.30%    (4.65%)   10.61%    (11.26%)   24.20%    25.04%    (2.47%)

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                   $33,416   $19,763   $23,990    $23,577   $22,794   $17,805   $18,229
 Ratios to average net assets
    Expenses                          2.68%     2.37%     2.33%      2.45%     2.68%     2.94%     2.09%
    Net investment income/(loss)      1.88%     5.25%     2.20%      0.58%     0.36%    (0.05%)    0.90%
 Portfolio turnover rate            106.73%   118.41%   180.52%    250.46%    31.28%    34.09%    67.35%
 Average Commission Rate Paid           --        --        --         --        --        --        --

 BANK LOANS
 Amount outstanding at end of period
    (000 omitted)                    $2,165    $9,010        --         --        --        --    $1,900
 Average amount of bank loans
 outstanding during the period
    (000 omitted)                    $2,600    $1,401        --         --        --        --      $158
 Average number of shares outstanding
 during the period (monthly average)
    (000 omitted)                     1,780     2,130        --         --        --        --     2,200
 Average amount of debt per share
    during the period                $ 1.48     $0.66        --        --         --        --     $0.72

* Per share amounts for periods ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective December 19, 1995.


  GAM PACIFIC BASIN FUND

                                                     For the Periods
                                                                                    05-Sep-95+
                                                                                            to
                                       1997      1997      1996       1996      1995 31-Dec-95      1994
                                    Class A   Class D   Class A    Class D   Class A   Class D   Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period              $15.26    $15.20    $16.97     $16.96    $17.62    $17.36    $19.20
                                     ------    ------    ------     ------    ------    ------    ------
 Income from investment operations
 Net investment income/(loss)          0.00      0.01      0.04      (0.10)       --     (0.02)    (0.05)
 Net realized and unrealized
    gain/(loss) on investments        (4.45)    (4.47)    (0.11)     (0.11)     0.61      0.26      1.36
                                     ------    ------    ------     ------    ------    ------    ------

 Total from investment operations     (4.45)    (4.48)    (0.07)     (0.21)     0.61      0.24      1.31
                                     ------    ------    ------     ------    ------    ------    ------

 Less distributions
 Dividends from net
    investment income                    --        --     (0.74)     (0.65)       --        --        --
 Distributions from net
    realized gains                    (1.12)    (1.12)    (0.90)     (0.90)    (1.26)    (0.64)    (2.89)
                                     ------    ------    ------     ------    ------    ------    ------

 Total distributions                  (1.12)    (1.12)    (1.64)     (1.55)    (1.26)    (0.64)    (2.89)
                                     ------    ------    ------     ------    ------    ------    ------

 Net asset value
    End of period                     $9.69     $9.62    $15.26     $15.20    $16.97    $16.96    $17.62
                                     ======    ======    ======     ======    ======    ======    ======

 TOTAL RETURN
    (without deduction of
    sales load)                     (30.00%)  (30.18%)  (0.39%)    (1.19%)    4.50%     2.35%     7.41%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                   $23,046    $1,583   $49,808     $1,878   $53,944    $1,547   $48,527
 Ratios to average net assets
    Expenses                          1.98%     2.08%     1.76%      2.28%     1.98%     2.63%     1.78%
    Net investment income             0.02%    (0.09%)    0.22%     (0.57%)   (0.07%)   (1.49%)   (0.35%)
 Portfolio turnover rate                42%       42%       46%        46%    64.01%    64.01%    29.11%
 Average Commission Rate Paid        0.0168    0.0168    0.0251     0.0251

 BANK LOANS:
 Amount outstanding at end of period
    (000 omitted)                    $2,102      $144        --         --        --        --        --
 Average amount of bank
    loans outstanding
    during the period (000 omitted)    $5.8      $0.4        --         --        --        --        --
 Average number of shares
    outstanding during the period
    (monthly average) (000 omitted)   3,265       140        --         --        --        --        --
 Average amount of debt per share
    during the period                $0.002    $0.003        --         --        --        --        --

+  Commencement of offering of Class D shares.

                                                               For the Periods
                                                                                              ++06-May-87
                                                                                                      to
                                       1993      1992      1991       1990      1989      1988 31-Dec-87
                                    Class A   Class A   Class A    Class A   Class A   Class A   Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period              $13.14    $13.77    $11.93     $14.21    $10.16     $8.25    $10.00
                                     ------    ------    ------     ------    ------    ------    ------
 Income from investment operations
 Net investment income                (0.03)     0.01      0.17      (0.04)    (0.22)    (0.41)   (0.19)
 Net realized and unrealized
    gain/(loss) on investments         6.57     (0.06)     1.81      (1.11)     4.61     (2.32)   (1.56)
                                     ------    ------    ------     ------    ------    ------    ------

 Total from investment operations      6.54     (0.05)    (1.98)     (1.15)     4.39      1.91     (1.75)
                                     ------    ------    ------     ------    ------    ------    ------

 Less distributions
 Dividends from net
    investment income                 (0.04)    (0.09)       --         --        --        --        --
 Distributions from net
    realized gains                    (0.44)    (0.49)    (0.14)     (1.13)    (0.34)       --        --
                                     ------    ------    ------     ------    ------    ------    ------

 Total distributions                  (0.48)    (0.58)    (0.14)     (1.13)    (0.34)       --        --
                                     ------    ------    ------     ------    ------    ------    ------

 Net asset value
    End of period                    $19.20    $13.14    $13.77     $11.93    $14.21    $10.16     $8.25
                                     ======    ======    ======     ======    ======    ======    ======

 TOTAL RETURN
    (without deduction of
    sales load)                      51.52%    (0.37%)   16.71%     (8.21%)   43.34%    23.21%   (17.55%)

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                   $40,719   $28,206   $35,849    $20,811    $7,490    $4,341    $3,689
 Ratios to average net assets
    Expenses                          1.93%     2.03%     2.29%      3.74%     5.93%     5.92%     6.80%
    Net investment income/(loss)     (0.29%)    0.09%     0.78%     (0.31%)   (3.39%)   (3.29%)   (4.47%)
 Portfolio turnover rate             91.07%    74.78%    78.80%    103.05%   152.89%   147.87%    85.53%
 Average Commission Rate Paid            --        --        --         --        --        --        --

* Per share amounts for periods ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective
   December 19, 1995.
++ Commencement of operations

  GAM EUROPE FUND
    For the Periods
                                                                                                 +01-Jan-90
                                                                                                         to
                                    1997      1996     1995      1994     1993      1992     1991 31-Dec-90
                                 Class A   Class A  Class A   Class A  Class A   Class A  Class A   Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period              $11.85    $10.04     $8.66      $8.93     $7.34     $8.33     $8.39    $10.00
                                     ------    ------    ------     ------    ------     -----     -----    ------
 Income from investment operations
 Net investment income                 0.02      0.07      0.07         --      0.24      0.40      0.22    (0.02)
 Net realized and unrealized
    gain/(loss) on investments         3.15      2.06      1.38      (0.27)     1.41     (0.78)    (0.28)   (1.59)
                                     ------    ------    ------     ------    ------     ------    ------   ------

 Total from investment operations      3.17      2.13      1.45      (0.27)     1.65     (0.38)    (0.06)   (1.61)
                                     ------    ------    ------     ------    ------     ------    ------   ------
 Less distributions
 Dividends from net
    investment income                 (0.06)    (0.01)    (0.06)        --     (0.06)    (0.22)       --        --
 Distributions from net
    realized gains                    (2.39)    (0.31)    (0.01)        --        --     (0.39)       --        --
                                     ------    ------    ------     ------    ------    ------    ------    ------

 Total distributions                  (2.45)    (0.32)    (0.07)        --     (0.06)    (0.61)       --        --
                                     ------    ------    ------     ------    ------    ------    ------    ------
 Net asset value
    End of period                    $12.57    $11.85    $10.04      $8.66     $8.93     $7.34     $8.33     $8.39
                                     ======    ======    ======     ======    ======    ======    ======    ======

 TOTAL RETURN
    (without deduction of
    sales load)                      27.55%    21.32%    16.77%     (3.11%)  22.68%    (4.91%)   (0.70%)   (16.07%)

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                   $39,101   $25,127   $22,961    $32,233  $14,398   $17,264  $13,558     $9,186
 Ratios to average net assets
    Expenses                           1.81%    1.89%     2.12%      2.35%    2.64%     2.47%    2.76%      3.57%
    Net investment income/(loss)       0.15%    0.59%     0.75%      0.06%    1.05%     5.06%    2.17%     (0.22%)
 Portfolio turnover rate                 80%      76%   145.16%     74.96%  181.51%    72.20%  232.55%    325.62%
 Average Commission Rate Paid         0.0352   0.0168       --        --       --        --        --        --

 BANK LOANS:
 Amount outstanding at end of
    period (000 omitted)                $884       --       --        --    $1,860    $1,177       --        --

 Average amount of bank loans
    outstanding during the period
    (000 omitted)                       $2.4       --     $123        --      $521      $347       --        --
 Average number of shares outstanding
    during the period (monthly average)
    (000 omitted)                      2,688       --    3,900        --     1,680     2,400       --        --
 Average amount of debt per share
    during the period                 $0.001       --    $0.32        --     $0.31     $0.14       --        --

*  Per share  amounts for  periods  ended prior to December  31, 1995 have been  restated to reflect a 10-for-1 stock split  effective December 19, 1995.
+  Commencement of operations

  GAM NORTH AMERICA FUND

    For the Periods

                                     1997      1996      1995       1994       1993       1992     1991     +1990
                                    Class A   Class A   Class A    Class A    Class A   Class A   Class A   Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period              $13.56    $11.93    $ 9.14     $12.80    $13.63    $13.35    $10.21    $10.00
                                     ------    ------    ------     ------    ------    ------    ------    ------
 Income from investment operations
 Net investment income (loss)          0.00     (0.05)      --        0.04      0.19      0.07      0.06     (0.22)
 Net realized and unrealized
    gain/(loss) on investments         3.99      2.93     2.83        0.23     (0.46)     0.25      3.08      0.43
                                     ------    ------    ------     ------    ------    ------    ------    ------

 Total from investment operations      3.99      2.88     2.83        0.27     (0.27)     0.32      3.14      0.21
                                     ------    ------    ------     ------    ------    ------    ------    ------

 Less distributions
 Dividends from net
    investment income                    --        --        --      (0.23)    (0.07)    (0.03)       --        --
 Distributions from net
    realized gains                    (0.23)    (1.25)    (0.04)     (3.70)    (0.49)    (0.01)       --        --
                                     ------    ------    ------     ------    ------    ------    ------    ------

 Total distributions                  (0.23)    (1.25)    (0.04)     (3.93)    (0.56)    (0.04)       --        --
                                     ------    ------    ------     ------    ------    ------    ------    ------
 Net asset value
    End of period                    $17.32    $13.56    $11.93     $ 9.14    $12.80    $13.63    $13.35    $10.21
                                     ======    ======    ======     ======    ======    ======    ======    ======

 TOTAL RETURN
    (without deduction of
    sales load)                      29.41%    24.10%    30.90%      2.97%    (2.09%)    2.42%    30.69%    2.14%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                   $10,966    $5,853    $5,981    $1,887     $3,289   $11,781  $12,290    $1,862
 Ratios to average net assets
    Expenses, net of reimbursement    1.94%     2.61%   **2.98%   **2.54%      2.10%     2.43%    2.96%   **11.52%
    Net investment income                0%    (0.39%)    0.01%     0.37%      0.69%     0.47%    0.45%     (5.49%)
 Portfolio turnover rate                15%        9%     8.57%     3.00%      3.42%    20.38%    3.44%      0.00%
 Average Commission Rate Paid        0.0600      0.06

 * Per share amounts for years ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective
   December 19, 1995.
** In the absence of the expense reimbursement, expenses on an annualized basis would have represented 3.27%, 5.81% and 14.31% of the average net assets, respectively, for the years ended December 31, 1995, 1994 and 1990.
 + Commenced operations January 1, 1990. Fayez Sarofim & Co. was appointed co-investment adviser of the Fund effective June 20, 1990.


  GAM JAPAN CAPITAL FUND

                                                   For the Periods
                                                                                +01-Jul-94
                                                                                        to
                                          1997          1996           1995      31-Dec-94
                                       Class A       Class A        Class A        Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)*

 Net asset value
    Beginning of period                  $9.39        $10.16         $ 9.62         $10.00
                                         -----        ------         ------         ------
 Income from investment operations
 Net investment income                   (0.10)        (0.05)         (0.07)          0.02
 Net realized and unrealized
    gain/(loss) on investments           (0.11)         0.07           0.69          (0.40)
                                         -----        ------         ------         ------

 Total from investment operations        (0.21)         0.02           0.62          (0.38)
                                         -----        ------         ------         ------
 Less distributions
 Dividends from net investment
    income                                  --         (0.70)         (0.05)            --
 Distributions from net realized gains   (0.74)        (0.09)         (0.03)            --
                                         -----         -----         ------         ------

 Total distributions                     (0.74)        (0.79)         (0.08)            --
                                         -----         -----         ------         ------
 Net asset value
    End of period                        $8.44         $9.39         $10.16          $9.62
                                         =====         =====         ======         ======

 TOTAL RETURN
    (without deduction of sales load)   (2.58%)        0.15%          6.45%         (3.77%)

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                      $30,872       $36,504        $13,600         $9,406
 Ratios to average net assets
    Expenses, net of reimbursement       2.15%         1.84%        **3.61%          2.19%
    Net investment income/(loss)        (1.06%)       (0.50%)        (2.35%)         0.70%
 Portfolio turnover rate                   76%           23%        122.38%          7.02%
 Average Commission Rate Paid           0.0554        0.0697             --             --

 BANK LOANS:
 Amount outstanding at end of
    period (000 omitted)                    --            --             --             --
 Average amount of bank loans
    outstanding during the period
    (000 omitted)                       $145.5
 Average number of shares outstanding
    during the period (monthly average)
   (000 omitted)                         3,074            --             --             --
 Average amount of debt per share
   during the period                    $0.047            --             --             --

 * Per share amounts for periods ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective December 19, 1995.
** In the absence of the expense  reimbursement,  for the period ended  December
   31, 1995, expenses on an annualized basis would have represented 4.61% of the average net assets.
 + Commencement of operations


  GAMERICA CAPITAL FUND

                                            For the Periods
                                                                 +12-May-95
                                                                         to
                                          1997          1996      31-Dec-95
                                       Class A       Class A        Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)

 Net asset value
    Beginning of period                 $10.82        $10.03         $10.00
                                        ------        ------         ------
 Income from investment operations
 Net investment income (loss)            (0.24)        (0.42)          0.07
 Net realized and unrealized
    gain/(loss) on investments            4.23          2.22           0.07
                                        ------        ------         ------

 Total from investment operations         3.99          1.80           0.14
                                        ------        ------         ------
 Less distributions
 Dividends from net investment
    income                                  --            --          (0.07)
 Distributions from net realized gains   (1.38)        (1.01)         (0.04)
                                        ------        ------         ------

 Total distributions                     (1.38)        (1.01)         (0.11)
                                        ------        ------         ------
 Net asset value
    End of period                       $13.43        $10.82         $10.03
                                        ======        ======         ======

 TOTAL RETURN
    (without deduction of sales load)   37.28%        18.31%          1.38%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                       $3,799       $ 1,924        $ 3,029
 Ratios to average net assets
    Expenses, net of reimbursement*      3.45%         5.16%          3.73%
    Net investment income/(loss)        (2.04%)       (3.79%)         1.36%
 Portfolio turnover rate                   22%           27%         10.90%
 Average Commission Rate Paid           0.0152        0.0533             --

+  Commencement of operations
*  In the absence of the expense  reimbursement,  for the period ended  December
   31, 1995 and the year ended December 31, 1996, expenses on an annualized basis would have represented 4.73% and 6.16%, respectively, of the average net assets.

  GAM ASIAN CAPITAL FUND

                                            For the Periods

                                                                 +12-May-95
                                                                         to
                                          1997          1996      31-Dec-95
                                       Class A       Class A        Class A
 PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)

 Net asset value
    Beginning of period                  $9.83         $9.53         $10.00
                                         -----         -----         ------
 Income from investment operations
 Net investment income (loss)             0.09         (0.07)         (0.01)
 Net realized and unrealized
    gain/(loss) on investments           (3.48)         0.38          (0.42)
                                         -----         -----         ------
 Total from investment operations        (3.39)         0.31          (0.43)
                                         -----         -----         ------

 Less distributions
 Dividends from net
    investment income                    (0.02)           --             --
 Distributions from net realized gains   (0.40)        (0.01)         (0.04)
                                         -----         -----          -----

 Total distributions                     (0.42)        (0.01)         (0.04)
                                         -----         -----          -----
 Net asset value
    End of period                        $6.02         $9.83          $9.53
                                         =====         =====          =====
 TOTAL RETURN
    (without deduction of sales load)  (35.34%)        3.28%         (4.25%)

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000 omitted)                         $824        $5,629         $5,560
 Ratios to average net assets
    Expenses, net of reimbursement*      1.81%         2.98%          3.11%
    Net investment income/(loss)         1.04%        (0.75%)        (0.17%)
 Portfolio turnover rate                   68%           86%         17.01%
 Average Commission Rate Paid           0.0078        0.0124             --


+  Commencement of operations
*  In the absence of the expense  reimbursement,  for the period ended  December
   31, 1995 and the years ended December 31, 1996 and 1997, expenses on an annualized basis would have represented 3.95%, 3.58% and 5.44%, respectively, of the average net assets.



PERFORMANCE INFORMATION

        The Funds may advertise performance information representing each Fund's total return for the periods indicated. Total return includes changes in the net asset value of each Fund's shares and assumes reinvestment of all dividends and capital gains distributions. Total return therefore reflects the expenses of each Fund, but does not reflect any taxes due on dividends or distributions paid to shareholders. The Funds may advertise total return both before and after deduction of the sales load.

        Past results may not be indicative of future performance. The investment return and principal value of shares of each Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
           Investment Objectives and Policies and Risk Considerations
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES

        Each Fund's investment objective is to seek long-term capital appreciation. To pursue this goal, each Fund has adopted an investment policy relating to a particular geographic region in which it intends to invest a substantial portion of its assets. The policy of each Fund is described below.

        Although the Funds generally intend to purchase securities for long-term investment, each Fund may also engage in short-term trading based upon changes affecting a particular company, industry, country or region or changes in general market, economic or political conditions. Generally, each Fund expects to achieve its objective by investing in equity securities (which include but are not limited to common and preferred stocks and warrants). However, if it is determined that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, then a Fund may be substantially invested in debt securities of companies or governments and their agencies and instrumentalities. Each Fund is not required to maintain any particular proportion of equity or debt securities in its portfolio. Any dividend or interest income realized by a Fund on its investments will be incidental to its goal of long-term capital appreciation.

        The investment objective of each Fund and the investment policies set forth below may be changed by the Board of Directors upon written notice to the shareholders of the affected Fund(s). If there is a change in objective, shareholders should consider whether the Fund remains an appropriate investment. In light of each Fund's investment objective and anticipated portfolio, each Fund should be considered as a vehicle for diversification and not as a balanced investment program. There is no assurance that each Fund will achieve its investment objective.

        Each Fund has adopted the following investment policy relating to the geographic areas in which it may invest. In the case of the GAM Pacific Basin, GAM Japan Capital, GAM Asian Capital, GAM Europe, GAM North America and GAMerica Capital Funds, each Fund intends to invest substantially all of its assets in the region dictated by its investment policy and, under normal market circumstances, will invest at least 65% of its total assets in securities of companies or governments in the relevant geographic area.

        GAM GLOBAL FUND may invest in securities issued by companies in any country of the world, including the United States, and will normally invest in securities issued by companies in the United States, Canada, the United Kingdom, Continental Europe and the Pacific Basin. Under normal market conditions, GAM Global Fund will invest in securities of companies in at least three different countries.

        GAM INTERNATIONAL FUND may invest in securities issued by companies in any country other than the United States and will normally invest in securities issued by companies in Canada, the United Kingdom, Continental Europe and the Pacific Basin. Under normal market conditions, GAM International Fund will invest in securities of companies in at least three foreign countries. For temporary defensive purposes, GAM International Fund may invest in debt securities of United States companies and the United States government and its agencies and instrumentalities.

        GAM PACIFIC BASIN FUND may invest primarily in securities of companies in the Pacific Basin, including Japan, Hong Kong, Singapore, Malaysia, Thailand, Vietnam, Indonesia, the Philippines, Korea, China, Taiwan, India, Australia and New Zealand.

        GAM JAPAN CAPITAL FUND may invest primarily in securities of companies in Japan.

        GAM ASIAN CAPITAL FUND may invest primarily in securities issued by companies in Asia other than Japan. Countries in Asia include Hong Kong, Singapore, Malaysia, Thailand, Vietnam, Indonesia, the Philippines, Korea, China, Taiwan, India, Myanmar, Pakistan, Bangladesh and Sri Lanka.

        GAM EUROPE FUND may invest primarily in securities issued by companies in Europe, including the United Kingdom, Ireland, France, Germany, Denmark, Norway, Sweden, Finland, Iceland, Switzerland, Austria, Belgium, Spain, Portugal, Italy, Greece, Hungary, Poland, the Czech Republic and Slovakia.

        GAM NORTH AMERICA FUND may invest primarily in securities issued by companies in the United States and Canada.

        GAMERICA CAPITAL FUND may invest primarily in securities of companies in the United States.

        A company will be considered to be in or from a particular country for purposes of the preceding paragraphs if (a) at least 50% of the company's assets are located in the country or at least 50% of its total revenues are derived from goods or services produced in the country or sales made in the country; (b) the principal trading market for the company's securities is in the country; or
(c) the company is incorporated under the laws of the country.

        Each Fund will seek investment opportunities in all types of companies, including smaller companies in the earlier stages of development. In making investment decisions, each Fund will rely on the advice of its Investment Adviser(s) and its own judgment rather than on any specific objective criteria.

        The debt securities in which each Fund may invest are not required to have any rating and may include securities of companies in default of interest or principal payment obligations. None of the Funds may invest more than 5% of its assets in debt securities which are rated lower than "investment grade" by a rating service. Debt securities rated in the lowest "investment grade" by a rating service (e.g., bonds rated BBB by S&P) or lower have speculative characteristics, and changes in economic or other circumstances are more likely to lead to a weakened capacity of the issuers of such securities to make principal or interest payments than issuers of higher grade securities. A decrease in the rating of debt securities held by a Fund may cause the Fund to have more than 5% of its assets invested in debt securities which are not "investment grade". In such a case, the Fund will not be required to sell such debt securities.

        Each Fund may, for temporary defensive purposes, invest in short-term debt securities of foreign and United States companies, foreign governments and the United States government, its agencies and instrumentalities, as well as in money market instruments denominated in United States dollars or a foreign currency. These money market instruments include negotiable or short-term deposits with domestic or foreign banks with total assets of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Directors.

        In order to have funds available for redemption and investment opportunities, each Fund may hold a portion of its portfolio in cash or United States and foreign money market instruments. At no point in time will more than 35% of each Fund's portfolio be so invested and/or held in cash except when the Fund is in a temporary defensive posture.

        The Funds' portfolio securities are generally purchased on stock exchanges and in over-the-counter markets in the countries in which the principal offices of the issuers of such securities are located. The Funds may also invest in both sponsored and unsponsored American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs") representing securities of foreign companies. These securities may not necessarily be denominated in the same currency as the securities which they represent.


OTHER INVESTMENT POLICIES AND TECHNIQUES

        The Funds will also utilize certain sophisticated investment techniques described below, some of which involve substantial risks. Additional information about some of the investment techniques described below and the related risks is contained in the Statement of Additional Information.

        OPTIONS AND WARRANTS. Each Fund may invest up to 5% of its net assets in options on equity or debt securities or securities indices and up to 10% of its net assets in warrants, including options and warrants traded in over-the-counter markets. An option on a security gives the owner the right to acquire ("call option") or dispose of ("put option") the underlying security at a fixed price (the "strike price") on or before a specified date in the future. A warrant is equivalent to a call option written by the issuer of the underlying security.

        Each Fund may write covered call options on securities in an amount equal to not more than 100% of its net assets and secured put options in an amount equal to not more than 50% of its net assets. A call option written by a Fund is "covered" if the Fund owns the underlying securities subject to the option or if the Fund holds a call at the same exercise price, for the same period and on the same securities as the call written. A put option will be considered "secured" if a Fund segregates liquid assets having a value equal to or greater than the exercise price of the option, or if the Fund holds a put at the same exercise price, for the same period and on the same securities as the put written.

        FUTURES CONTRACTS. Each Fund may invest up to 5% of its net assets in initial margin or premiums for futures contracts and options on futures contracts, including stock index futures and financial futures. A commodity futures contract obligates one party to deliver and the other party to purchase a specific quantity of a commodity at a fixed price at a specified future date, time and place. In the case of a financial future, the underlying commodity is a financial instrument, such as a U.S. Treasury Bond.

        No consideration will be paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with a broker an amount of cash or cash equivalents equal to approximately 5% of the contract amount. Subsequent payments to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates.

        An option on a commodity futures contract gives the purchaser the right, in exchange for the payment of a premium, to assume a position as a purchaser or a seller in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds will trade in commodity futures and options thereon for bona fide hedging purposes and otherwise in accordance with rules of the Commodity Futures Trading Commission.

        FORWARD FOREIGN EXCHANGE CONTRACTS. Since the Funds may invest in securities denominated in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the values of portfolio securities. The rate of exchange between the United States dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

        The Funds may enter into forward foreign exchange contracts for the purchase or sale of foreign currency to "lock in" the United States dollar price of the securities denominated in a foreign currency or the United States dollar equivalent of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the United States dollar, or for speculative purposes. A forward foreign currency exchange contract obligates one party to purchase and the other party to sell an agreed amount of a foreign currency on an agreed date and at an agreed price.

        The Funds may purchase put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot prices of the currency at the time the option expires. Call options convey the right to buy the underlying currency at the time the option expires. Each Fund may also write covered call options in an amount not to exceed the value of the Fund's portfolio securities or other assets denominated in the relevant currency and secured put options in an amount equal to 50% of its net assets.

        ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities or private placements. An illiquid security is a security that cannot be sold quickly in the ordinary course of business. The absence of a trading market may adversely affect the ability of the Funds to sell such illiquid securities promptly and at an acceptable price, and may also make it more difficult to ascertain a market value for such securities. Certain securities cannot be sold to the U.S. public because of their terms or because of SEC regulation. The Investment Advisers may determine that securities that cannot be sold to the U.S. public but that can be sold to institutional investors (Rule 144A Securities) or on foreign markets are liquid. The Investment Adviser will follow guidelines established by the Board of Directors of the Company in making liquidity determinations for Rule 144A and other securities.

        BORROWING AND LENDING. Each Fund may borrow money from banks for temporary emergency purposes in an amount not to exceed one-third of its total assets. Borrowing by a Fund will cause it to incur interest and other expenses. Borrowing by a Fund, also known as leverage, will also tend to exaggerate the effect on the net asset value of the Fund's shares of any increase or decrease in the market value of the Fund's assets.

        Each Fund may lend its portfolio securities to institutions deemed creditworthy pursuant to procedures established by the Board of Directors. No such loan will be made which would cause the aggregate market value of all securities lent by a Fund to exceed 15% of the value of the Fund's total assets.


        ADJUSTABLE RATE INDEX NOTES. Each Fund may invest in adjustable rate index notes (ARINs) or similar instruments. An ARIN is a form of promissory note issued by a brokerage firm or other counterparty which provides that the amount of principal or interest paid will vary inversely in proportion to changes in the value of a specified security. Under such an instrument, the Fund will make a profit if the value of the specified security decreases and will suffer a loss if the value of the specified security increases. The effect of such an instrument is equivalent to a short sale of the specified security, except that the potential loss to the Fund is limited to the amount invested in the ARIN, whereas in the case of a short sale the short seller is potentially subject to unlimited risk of loss. The Funds could suffer losses in the event of a default or insolvency of the brokerage firm or other counterparty issuing the ARIN.


        OTHER INVESTMENT ACTIVITIES. It is likely that new investment products will continue to develop which will combine elements of options, futures contracts or debt securities with other types of derivative financial products, such as swaps, caps and floors, or which will otherwise tie payments to be made or received to the value of specific securities or to existing or new indices. Swaps involve the exchange by two parties of their respective obligations to pay or receive a stream of payments. For example, a Fund might exchange floating interest payments for fixed interest payments, or a series of payments in one currency for a series of payments in another currency. The purchase of a cap or floor entitles the purchaser to receive payment on an agreed principal amount from the seller if a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest or exchange rate. A Fund will not enter into swaps, caps or floors if on a net basis the aggregate notional principal amount of such agreements exceeds the net assets of the Fund.

        The Funds may invest and trade in derivative financial products to the extent permitted by applicable regulations. Derivative products are frequently traded on over-the-counter markets and will usually be subject to the restriction that not more than 15% of the net assets of each Fund may be invested in illiquid securities. The Funds will purchase or sell derivative products for hedging purposes only, unless otherwise permitted by applicable regulations.


DIVERSIFICATION; INVESTMENT RESTRICTIONS

        The Investment Company Act of 1940 (the "Act") classifies investment companies as either diversified or non-diversified. The Company qualifies as a diversified company. Accordingly, each Fund's investments will be diversified to the extent that, with respect to 75% of its total assets, no more than 5% of its total assets will be invested in any one issuer, and a Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. Each Fund's investments will be selected among different industries, such that not more than 25% of its total assets will be invested in any one industry. The preceding limitations will not apply to securities of the United States government, its agencies or instrumentalities.

        Each Fund is subject to certain fundamental investment restrictions and limitations which are set forth in full in the Statement of Additional Information. These fundamental policies cannot be changed without approval of a majority of each Fund's outstanding voting securities. All restrictions, except the restriction relating to borrowing, shall apply only at the time an investment is made, and a subsequent change in the value of an investment or of a Fund's assets shall not result in a violation.


RISK CONSIDERATIONS


        INVESTING IN FOREIGN SECURITIES. GAM International, GAM Europe, GAM Pacific Basin, GAM Asian Capital and GAM Japan Capital Funds will invest primarily in securities of foreign issuers, and GAM Global, GAM North America, and GAMerica Capital Funds may invest a portion of their assets in securities of foreign issuers. Investors should carefully consider the risks involved in investments in securities of non-U.S. companies and governments. Such risks include fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. Securities prices in non-U.S. markets are generally subject to different economic, financial, political and social factors than are the prices of securities in U.S. markets. These factors may result in either a larger gain or a larger loss than an investment in comparable U.S. securities.


        The Funds may enter into forward foreign exchange contracts in an attempt to hedge against adverse fluctuations in the relative rates of exchange between different currencies. However, attempting to hedge the value of a Fund's portfolio securities against a decline in the value of a currency will not eliminate fluctuations in the underlying prices of the securities. There can be no assurance that such hedging attempts will be successful.

        There is likely to be less publicly available information concerning non-U.S. issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are not subject to the same accounting, auditing and financial reporting standards as are applicable to U.S. companies. There may be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the United States.

        Non-U.S. securities exchanges generally have less volume than the New York Stock Exchange and may be subject to less government supervision and regulation than those in the United States. Securities of non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies.

        Non-U.S. brokerage commissions and custodial fees are generally higher than those in the United States, and the settlement period for securities transactions may be longer, in some countries up to 30 days. Dividend and interest income from non-U.S. securities may be subject to withholding taxes.


        GAM Pacific Basin and GAM Asian Capital Funds and, to a lesser extent, GAM Europe, GAM International and GAM Global Funds may invest a portion of their assets in securities of issuers in developing countries or emerging markets, which generally involve greater potential for gain or loss. In comparison to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a smaller number of securities.

        GAM Europe, GAM Pacific Basin, GAM Japan Capital, GAM Asian Capital, GAM North America and GAMerica Capital Funds will invest primarily in specific geographic areas. An investment in one of these Funds will tend  to be  affected  by  political,  economic,  fiscal,  regulatory  or  other developments in the relevant geographic area to a greater extent than investments in the other Funds. For example, securities markets in Europe may be affected by the efforts of certain European countries to adopt a single currency, coordinate monetary and fiscal policies and form a single market and trading block. Investments in the securities of issuers in Eastern Europe typically would involve greater potential for gain or loss than investments in securities of issuers in Western European countries.

        The extent of economic development, political stability and market depth of different countries in the Pacific Basin varies widely. Certain countries in Asia and the Pacific Basin are either comparatively underdeveloped or are in the process of becoming developed, and investments in the securities of issuers in such countries typically would involve greater potential for gain or loss than investments in securities of issuers in developed countries.

        A large part of the Japanese economy is dependent on international trade, so that modifications in international trade barriers and fluctuations in trade flows may indirectly affect the value of the Fund's shares. Japan and other countries in Asia are currently in a recession and their stock markets have experienced substantial declines in recent years. In recent years, Japanese and other Asian securities markets have also experienced relatively high levels of volatility.

        INVESTING IN SMALLER COMPANIES. Each Fund may invest in all types of companies, including companies in the earlier stages of development. Investing in smaller, newer companies generally involves greater risk and potentially greater reward than investing in larger, more established companies. Smaller, newer companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key persons for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies.

        FIXED INCOME SECURITIES. The Funds will invest in fixed income securities which involve interest rate risk. As interest rates rise, bond values generally fall, and as interest rates fall, bond values generally rise. The Funds may also purchase debt securities issued by smaller or financially distressed companies, including securities of companies which may have defaulted on interest or principal payment obligations. Such debt securities may have very low ratings or no ratings, may be considered speculative investments, and involve greater risk of loss of interest and principal.

        OPTIONS, FUTURES AND OTHER DERIVATIVES. Trading in options, futures and other forms of derivatives involves substantial risks. The low margin and premiums normally required in such trading provide a large amount of leverage. A relatively small change in the price of a security or index underlying a derivative can produce a disproportionately larger profit or loss, and a Fund may gain or lose more than its initial investment. There is no assurance that a liquid secondary market will exist for options, futures or derivatives purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. There can be no assurance that the Funds' hedging transactions will be successful. If the Investment Advisers predict incorrectly, the effect on the value of a Fund's investments may be less favorable than if the Fund had not engaged in such options and futures trading.

        Foreign currency forward contracts, repurchase agreements, ARINS, and certain other types of futures, options and derivatives are entered into directly between the Funds and banks, brokerage firms and other investors in over-the-counter markets rather than through the facilities of any exchange. A Fund may experience losses or delays in the event of a default or bankruptcy of a bank, broker-dealer or other investor with which the Fund entered into such an agreement. Some derivatives may constitute illiquid securities which cannot readily be resold.

                                   ----------
        For more complete information regarding risks which investors should consider before making an investment in a Fund, see "Investment Objective and Policies -- Risk Considerations" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                      Shareholder Transactions and Services
--------------------------------------------------------------------------------
        Following is information relevant to purchasing, selling and exchanging shares of the Funds, as well as a description of the shareholder services and programs available. All transactions will be processed through the Funds' transfer agent, Chase Global Funds Services Company (the "Transfer Agent") at the address and telephone number set forth below under "Shareholder Inquiries".

        The price or net asset value ("NAV") per share for each Fund and class, other than GAM Japan Capital Fund, is determined at the close of regular trading (normally 4 p.m. New York time) on each day the New York Stock Exchange is open for business (normally Monday through Friday). GAM Japan Capital Fund's NAV is calculated at the close of trading on the Tokyo Stock Exchange. NAV per share is determined by dividing the value of a Fund's securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the number of the Fund's shares outstanding. Purchase, sale and exchange transactions in shares of the Funds will be processed based on the NAV per share on the date the transaction request is received and accepted.

        Securities traded on foreign exchanges will ordinarily be valued at the last quoted sale price available before the close of the New York Stock Exchange (except as described above with respect to securities held by GAM Japan Capital
Fund). If a security is traded on more than one United States or foreign exchange, the last quoted sales price on the exchange which represents the primary market for the security will be used. Because some of the Funds' portfolio securities may be traded on certain weekend days and on days that are holidays in the United States but not in other countries where trading occurs, the net asset value of a Fund's portfolio may be significantly affected at times when a shareholder has no ability to purchase or redeem shares of the Fund.


PURCHASING SHARES

        Shares of each Fund are offered on a continuous basis. Orders received in good form prior to 4:00 p.m. New York time (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing price or NAV, plus any applicable initial sales charge. Purchase orders must be accompanied by a completed and signed application, and are subject to acceptance and collection of full payment. Each Fund and GAM Services, Inc., the Funds' distributor ("GAM Services"), reserve the right to reject any purchase order.


        The minimum initial investment in each class of the Fund is $5,000 and subsequent investments must be at least $500, except that the minimum initial investment for IRA accounts is $2,000 and the minimum subsequent investment is $500. You can initiate any purchase, exchange or sale of shares through your financial services firm or shares may be purchased by mail directly from the Transfer Agent by forwarding the Purchase Application form attached to this Prospectus. Complete the appropriate parts of the Purchase Application following the instructions set forth on the form and mail it with your check payable to "GAM Funds, Inc." All purchases by check should be in U.S. dollars. Payment for shares may also be made by wire transfer after you have mailed in your Purchase Application. Wire instructions are included in the Purchase Application. In addition to the Funds, investors may also purchase directly or by exchange, without charge, shares of The Reserve Funds -- Primary Fund, an open-end management investment company commonly known as a money market fund (the "GAM Money Market Account"). The GAM Money Market Account is offered through GAM Services, but is not a series of the Company. Any contingent deferred sales charge ("CDSC") applicable to the exchanged shares will apply to redemption of shares of the GAM Money Market Account, and the time period used for computing the applicable CDSC will include the time of the investment in the GAM Money Market Account.

        Each Fund offers Class A shares. GAM International, GAM Global and GAM Pacific Basin Funds offer Class D shares. GAM International, GAM Global, GAM Pacific Basin, GAM Europe, GAM Japan Capital and GAM North America Funds offer Class B and Class C shares. Each class has its own cost structure, allowing investors to choose the one that best meets their requirements. See "Selecting a Particular Class." Investors should consult their financial services firm to assist them with this decision. Share purchases and other transactions are electronically recorded (book-entry shares). The Funds do not generally issue certificates for shares purchased.



CLASS A SHARES

        Class A shares are offered at net asset value plus an initial sales charge as set forth below, unless the purchase qualifies for a complete waiver of the charge. Large order purchases and purchases by eligible employee retirement plans may be made without a sales charge; however, such purchases may be subject to a contingent deferred sales charge. Class A shares are also subject to an ongoing fee of 0.30% annually of the average daily net assets of each Fund represented by Class A shares pursuant to the Class A Share Plan of Distribution adopted by the Funds. (See "Management of the Funds -- The Distributor".)
                                                                 AMOUNT
                                                                 REALLOWED
                       SALES LOAD         SALES LOAD             TO DEALERS
                       (AS % OF           (AS % OF NET           (AS % OF
PURCHASE AMOUNT        OFFERING PRICE)    AMOUNT INVESTED)       OFFERING PRICE)
Up to $100,000         5.00%              5.26%                  4.0%
$100,000- $299,999     4.0%               4.17%                  3.0%
$300,000-$599,999      3.0%               3.09%                  2.0%
$600,000-$999,999      2.0%               2.04%                  1.0%
$1,000,000 and over    0%                 See Large Order
                                            Purchases Below

CLASS B SHARES


        Class B shares are offered at net asset value without an initial sales charge. The maximum purchase for Class B shares is $300,000. Class B shares are subject to a CDSC which scales down from 5.0% to 0% if redeemed within six years after purchase; for greater detail see the Contingent Deferred Sales Charge Alternative section which follows. Class B shares are also subject to an ongoing fee of 1.0% annually of the average daily net assets of each Fund represented by Class B shares pursuant to the Class B Share Service and Distribution Plan adopted by the Funds. (See "Management of the Funds -- The Distributor".)



CLASS C SHARES


        Class C shares are offered at net asset value without an initial sales charge. The maximum purchase for Class C shares is $1,000,000. Class C shares are subject to a CDSC of 1.00% if redeemed within one year after purchase; for greater detail see the Contingent Deferred Sales Charge Alternative section which follows. Class C shares are also subject to an ongoing fee of 1.0% annually of the average daily net assets of each Fund represented by Class C shares pursuant to the Class C Share Service and Distribution Plan adopted by the Funds. (See "Management of the Funds -- The Distributor".)



CLASS D SHARES

        Class D shares are offered at net asset value plus an initial sales charge which is lower than the sales charge imposed on Class A shares. Class D shares are also subject to an ongoing fee of 0.50% annually of the average daily net assets of each Fund represented by Class D shares pursuant to the Class D Share Plan of Distribution adopted by the Funds. (See "Management of the Funds -- The Distributor").

                                                               AMOUNT
                                                               REALLOWED
                         SALES LOAD        SALES LOAD          TO DEALERS
                         (AS % OF          (AS % OF NET        (AS % OF
PURCHASE AMOUNT          OFFERING PRICE)   AMOUNT INVESTED)    OFFERING PRICE)
Up to $100,000           3.50%             3.63%               2.5%
$100,000- $299,999       2.5%              2.56%               1.5%
$300,000-$599,999        2.0%              2.04%               1.0%
$600,000-$999,999        1.5%              1.52%               1.0%
$1,000,000 and over*     0%

*Purchases of $1 million or more should be for Class A shares. Please consult your financial services firm.


SELECTING A PARTICULAR CLASS

        In deciding which class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

        The decision as to which class of shares is more beneficial to each investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A or Class D shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A or Class D shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A and Class D shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. Class A shares generally have a higher initial front-end sales charge than Class D shares, but are subject to lower ongoing expenses. As an alternative, Class B and Class C shares are sold without any initial sales charge, so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because a Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

        Finally, each investor should consider the effect of the CDSC period and any conversion rights of the Classes in the context of his or her own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately eight years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more effective than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

        Sales personnel may receive different compensation for selling each class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each class provide for the financing of the distribution of shares of that class.



SALES CHARGE REDUCTIONS AND WAIVERS

        REDUCTIONS. Certain purchases may qualify for reduced or eliminated sales charges. Investors qualifying for a complete waiver of the sales charge should purchase Class A shares. Please refer to the Purchase Application or consult your financial services firm to take advantage of these purchase options.

        RIGHTS OF ACCUMULATION. You may add the value of any shares of the same class already owned to the amount of your next investment in that class for purposes of calculating the sales charge.

        STATEMENT OF INTENTION. You may purchase shares of the same Class subject to a sales load over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

        COMBINATION PRIVILEGE. You may combine shares of the same class of more than one Fund, and individuals may include shares purchased for themselves, their spouse and children under the age of 21 for purposes of calculating the sales charge.


        WAIVERS OF FRONT-END SALES CHARGES. Shares may be offered without the front-end sales charge to active and retired Fund directors and other persons affiliated with the Fund or GAM Services or its affiliates, broker-dealers having sales agreements with GAM Services, and spouses and minor children of the foregoing persons or trusts or employee benefit plans for the benefit of such persons; persons investing the proceeds of a redemption of shares of any other investment company managed or sponsored by an affiliate of GAM Services; accounts managed by an affiliate of GAM Services; accounts managed by an investment advisor, or financial planner if arrangements are preapproved and purchases are placed through an omnibus account with the Fund; clients of an investment advisor or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment advisor or financial planner on the books and records of the broker or agent; retirement, deferred compensation plans and trusts used to fund those plans; organizations described in Section 501 (c) of the Internal Revenue Code of 1986; charitable remainder trusts; and certain tax qualified plans of administrators who have entered into a services agreement with GAM Services or the Funds.



        LARGE ORDERS PURCHASES AND PURCHASES BY ELIGIBLE PLANS. Purchase orders of $1 million or more and all purchase orders by employee retirement plans with more than 100 participants will not be subject to the front-end sales charge.
GAM Services may advance to dealers a commission from its own resources in connection with these purchases based upon cumulative sales in each year or portion thereof. GAM Services will pay 1% of sales up to $2 million; 0.80% on sales of $2 million up to $3 million, 0.50% on sales of $3 million up to $5 million, and 0.25% on sales of $5 million and above. Those purchases for which GAM Services pays a commission (and the payment of which has not been waived by the dealer) are subject to a 1% contingent deferred sales charge ("CDSC") on any shares sold within 18 months of purchase. In the case of eligible retirement plans, the CDSC will apply to redemptions at the plan level only. 12b-1 fees earned on assets representing large order purchases or purchases by eligible plans will be retained by GAM Services for one year after the purchase is effected in order to reimburse it for a portion of the dealer payment.


        The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares acquired by reinvesting your dividends. To keep the CDSC as low as possible, each time an investor places a request to sell shares, the Fund will first sell any shares in your account that are not subject to a CDSC. See "Contingent Deferred Sales Charge CDSC Waivers."

        The CDSC will be waived on certain redemptions as described below under "Contingent Deferred Sales Charge--CDSC Waivers."



SELLING SHARES

        Shares may be sold on any day the New York Stock Exchange is open, either through your financial services firm or directly to the Funds' Transfer Agent. Financial services firms must receive requests before 4:00 p.m., New York time, and are responsible for furnishing all necessary documentation to the Transfer Agent.

You will receive the NAV (price) per share on the date your request is received in proper order for processing, less any applicable CDSC.


        Requests made directly to the Transfer Agent must be made in writing unless you have elected telephone redemption privileges. (See "Telephone and Facsimile Privileges" below.) The written request, signed by the registered account holder(s), must be addressed and mailed to the Transfer Agent, indicating the number of shares or dollar amount to be sold. Your signature(s) must be guaranteed by a bank, member firm of a national stock exchange or another eligible guarantor institution. A notary public is not acceptable. If you hold certificates representing your shares, the certificate, endorsed for transfer, must accompany your request. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Please contact the Transfer Agent.

        When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears, which may take up to ten days after the purchase. In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as permitted by law. The value of your shares at the time of sale may be more or less than you paid for them. The sale of shares may be a taxable event to you. (See "Dividends and Tax Matters".)

        INVOLUNTARY REDEMPTIONS. Except in the case of retirement accounts and accounts maintained by administrators for retirement plans, if your account value falls below $1,000 due to withdrawals other than by use of the systematic withdrawal program described below, you may be asked to purchase more shares within 30 days. If your account is not brought back to the minimum account size, the Fund may close the account and mail the proceeds to the registered address for the account. Your account will not be closed if the value has decreased due to Fund performance or the payment of sales charges. No CDSC will be imposed on accounts closed involuntarily.

        REINSTATEMENT PRIVILEGE. If you sell shares of a Fund, you may reinvest in your existing account (or a new account reopened under the same registration) some or all of the proceeds in the same class of shares of any Fund within 60 days without a sales charge. If you paid a CDSC at the time of sale, you will be credited with the portion of the CDSC paid in respect of the reinvested proceeds.


CONTINGENT DEFERRED SALES CHARGE



CLASS A SHARES

        Purchase orders of $1 million or more and all purchase orders by employee retirement plans with more than 100 participants will not be subject to the front-end sales charge. Those purchases for which GAM Services pays a commission (and the payment of which has not been waived by the dealer) are subject to a 1% contingent deferred sales charge ("CDSC") on any share sold with 18 months of purchase.


CLASS B SHARES

        Class B shares are sold at net asset value without an initial sales charge, so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years preceding the redemption. In addition, Class B shares are subject to an ongoing 12b-1 fee of 1% annually of the average daily net assets of each Fund represented by Class B shares.

        Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of the percentage will depend upon how long the shares have been held, as set forth in the following table:

 Year Since Purchase              CDSC as a Percentage
     Payment Made                  of Amount Redeemed
   ----------------                ------------------
First                                      5.0%
Second                                     4.0%
Third                                      3.0%
Fourth                                     3.0%
Fifth                                      2.0%
Sixth                                      1.0%
Seventh and thereafter                     None

        CONVERSION TO CLASS A SHARES. Class B shares will convert automatically into Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately eight (8) years after the date of the original purchase. [In the case of Class B shares previously exchanged (see "Exchanges"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a GAM Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.]

        If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

        Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.


CLASS C SHARES

        Class C shares are sold at net asset value without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC of 1%, however will be imposed on most Class C shares redeemed within one year after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class C account with the Fund falls below the aggregate amount of the investor's purchase payments for Class C shares made during the one year preceding the redemption. In addition, Class C shares are subject to an ongoing 12b-1 fee of 1% annually of the average daily net assets of each Fund represented by Class C shares.

        Except as noted below, Class C shares of the Fund which are held for one year or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than one year after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value of the cost of the shares being redeemed.


CDSC WAIVERS

        A CDSC will not be imposed on (i) any amount which represents an increase in value of shares purchased within the applicable period (18 months for Class A, 6 years for Class B, one year for Class C) preceding the redemption; (ii) the current net asset value of shares purchased prior to the applicable period; or (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of other GAM Funds. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

        In addition, the CDSC, if otherwise applicable, will be waived in the case of:

        (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

        (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement or attainment of age 591/2;
(b) required distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (c) a tax-free return of an excess contribution to an IRA;

        (3) [all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by an affiliate of GAM Services ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants;]

        (4) redemptions under the Systematic Withdrawal Plan, subject to a maximum of 10% per year of the account balance, and further subject to a minimum balance of $10,000;

        (5) in connection with exchanges for shares of the same class of another GAM Fund.

        With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass direct transfer of IRA, 403(b) Custodial Accounts or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

EXCHANGES
        Shares of one Fund may be exchanged for shares of the same class of another Fund, or for shares of the GAM Money Market Account, generally without paying any sales charge. Upon an exchange from the GAM Money Market Account into a Fund, investors who purchased the GAM Money Market Account directly must pay the initial sales charge imposed by the Fund into which they exchange. Shares subject to a CDSC will be subject to the same CDSC after the exchange, which will continue to age from the original purchase date. A Fund may refuse any exchange order, and may change or cancel the exchange privilege at any time upon 60 days' notice to shareholders.
        Unless an investor has elected the telephone or facsimile exchange privilege, investors must request in writing a sale of all or a portion of their current investment and a simultaneous purchase into a separate Fund(s), which the investor must indicate on a new application form. An executed request to sell and a Purchase Application must be mailed to the Transfer Agent for processing. An exchange out of a Fund is treated as a sale and may result in a gain or loss for tax purposes. (See "Dividends and Tax Matters".) OTHER ACCOUNT SERVICES

        DIVIDEND REINVESTMENT. Investors may opt to have their dividends reinvested in additional shares of the same Fund and class. Unless you direct otherwise, your distributions will be automatically reinvested. You can choose on the Purchase Application to have a check for your dividends mailed to your registered address. However, if your dividend checks are returned to the Fund because they are not deliverable after two attempts, your dividends will automatically be reinvested thereafter in additional shares of the same Fund and class.
        SYSTEMATIC WITHDRAWAL PLAN. This program allows investors to sell their shares at regular periodic intervals and direct payment of the proceeds to themselves or to a third party. To initiate this option, you must have at least $10,000 worth of shares in your account. You may elect this option by providing the information required in the appropriate section of the Purchase Application. Withdrawals concurrent with the purchase of shares of the Funds will be disadvantageous because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Fund shares are discouraged when participating in this program.
        AUTOMATIC INVESTMENT PLAN. You may make additional purchases in incremental amounts of $500 or more through an automatic investment program.
Monthly  or  quarterly   investments  will  be  debited  automatically  at  your
instruction from your account at a financial institution. To enroll in this program, please complete the appropriate sections of the Purchase Application or contact the Transfer Agent. You may terminate the program at any time by written notice to the Transfer Agent. Termination will become effective within 30 days after receipt of your request. The Fund may immediately terminate your
participation   in  the  event  that  any  item  is  unpaid  by  your  financial institution.

        TELEPHONE AND FACSIMILE PRIVILEGES. Telephone and facsimile redemption and exchange privileges are available and can be initiated by properly completing the appropriate sections of the Purchase Application or contacting the Transfer Agent. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has procedures in place to verify the identity of the caller. If these procedures are not followed, the Transfer Agent is responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds of telephone and facsimile redemptions will only be mailed to your registered address or sent by wire transfer to an account designated in advance.

        SHAREHOLDER INQUIRIES. Please contact your financial representative for further instructions and assistance with your investment, or contact the Transfer Agent at the following address or telephone numbers:

                                    Chase Global Funds Services Company
                                    73 Tremont Street
                                    Boston, MA 02108
                                    (800) 426-4685
                                    (617) 557-8000 ext. 6610
                                    Facsimile: (617) 557-8635

DIVIDENDS AND TAX MATTERS

        So long as each Fund meets the requirements for being a tax-qualified regulated investment company it pays no federal income tax on the earnings it distributes to shareholders. Each Fund intends annually to pay a dividend representing its entire net investment income and to distribute all its realized net capital gains. In so doing, the Fund will avoid the imposition of any excise taxes. Dividends, whether reinvested or taken as cash, are generally taxable. Dividends from long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

        After a Fund makes a distribution to shareholders, the value of each outstanding share of the Fund will decrease by the amount of the distribution. If a shareholder purchases shares immediately before the record date of the distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gain distribution.

        Normally, any sale or exchange of shares of a Fund will be a taxable event. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The Form 1099 and Tax Notice that is mailed to you every January details your distributions and their federal tax category. You should verify your tax liability with your tax professional. Please consult the Statement of Additional Information for a description of certain other tax consequences to shareholders.

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                             Management of the Funds
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

        The business of the Funds is supervised by the Board of Directors, who may exercise all powers not required by statute, the Articles of Incorporation or the By-Laws to be exercised by the shareholders. When appropriate, the Board of Directors will consider separately matters relating to each Fund or to any class of shares of a Fund. The Board elects the officers of the Company and retains various companies to carry out the Fund's operations, including the investment advisers, custodian, administrator and transfer agent.

INVESTMENT ADVISERS

        Each Fund is advised by GAM International Management Limited ("GAM"), a corporation organized in 1984 under the laws of the United Kingdom, with its principal offices located at 12 St. James Place, London SW1A 1NX England. Fayez Sarofim & Co. ("Sarofim"), a Texas corporation organized in 1958 with offices at Two Houston Center, Houston, TX 77010, serves as co-investment adviser to GAM North America Fund. The individuals primarily responsible for the day-to-day management of each Fund's portfolio are set forth below.


        GAM GLOBAL AND GAM INTERNATIONAL FUNDS. John R. Horseman, Investment Director, joined GAM initially as a member of the Asian team based in Hong Kong. He commenced management of GAM International and GAM Global Funds on April 20, 1990 after moving to the London office. He is now responsible for a number of GAM's other global and international funds, including the offshore fund, GAM Universal US$ Inc.

        GAM PACIFIC BASIN FUND. Michael S. Bunker, Investment Director, has overall responsibility for Asian investment policy. He has over 20 years' investment experience, primarily in Asian markets. He commenced management of GAM Pacific Basin Fund on May 6, 1987. Mr. Bunker also manages the offshore fund GAM Pacific Inc. He is now based in London after having lived in Hong Kong for three years.

        GAM JAPAN CAPITAL FUND. Paul S. Kirkby, Investment Director, is responsible for investment in the Japanese market. Prior to joining GAM in 1985 as a Senior Fund Manager in Hong Kong, he was an investment analyst with New Japan Securities Co. Ltd in Tokyo. He commenced management of GAM Japan Capital Fund on July 1, 1994. Mr. Kirkby also manages the offshore fund GAM Japan Inc. Mr. Kirkby is now based in London having lived in Hong Kong for seven years.

        GAM ASIAN CAPITAL FUND. Adrian L. Cantwell, Investment Director, is responsible for Asia ex Japan portfolios. Prior to joining GAM in 1990, he was a Director of Gartmore Limited, Hong Kong, responsible for South East Asian investment. He commenced management of GAM Asian Capital Fund on May 12, 1995. Mr. Cantwell also manages the offshore funds GAM Asian Inc. and GAM Singapore/Malaysia Inc. He has lived in Hong Kong since 1985.

        GAM EUROPE FUND. John Bennett, Investment Director, is responsible for European markets. Prior to joining GAM in 1993, he was a Senior Fund Manager at Ivory & Sime, responsible for Continental European equity portfolios. He commenced management of GAM Europe Fund on January 1, 1993. Mr. Bennett also manages the offshore fund GAM Pan European Inc. He is based in Edinburgh.

        GAM NORTH AMERICA FUND. Fayez Sarofim founded Fayez Sarofim & Co in 1958 and is the majority shareholder, President and Chairman of the Board. The firm, which serves as co-investment adviser of GAM North America, currently manages aggregate assets of approximately $45 billion under the supervision of Mr. Sarofim. Mr. Sarofim is also a director of Allegheny Teledyne, Inc., Argonaut Group, Unitrin, Inc., Imperial Holly Corp. and EXOR Group. He commenced management of GAM North America Fund on June 29, 1990. Mr. Sarofim also manages the offshore fund GAM US Inc.


        GAMERICA CAPITAL FUND. Gordon Grender, Director, has been associated with the GAM group since 1983. He has been actively involved in fund management in North American stock markets since 1974. He commenced management of GAMerica Capital Fund on May 12, 1995. Mr. Grender also manages GAMerica Inc., an offshore fund with similar investment objectives.



        GAM is an indirect subsidiary of Global Asset Management Ltd., which itself is ultimately controlled, as to approximately 70%, by Lorelock, S.A., which itself is controlled by a discretionary trust of which Mr. de Botton, President and Director of the Company, may be a potential beneficiary and, as to approximately 30%, by St. James's Place Capital plc (a financial services company organized under the laws of and based in the United Kingdom). Global Asset Management Ltd., directly or indirectly through its subsidiaries, manages domestic and foreign mutual funds and managed accounts with aggregate assets of approximately $11 billion.


        Subject to the direction and general supervision of the Board of Directors, GAM furnishes the Funds with investment research and advice and makes recommendations with respect to the Funds' purchases and sales of portfolio securities and brokerage allocation, and both GAM and Sarofim provide such services with respect to GAM North America Fund. As compensation for such services, each Fund except GAM North America Fund pays GAM the equivalent to 1.0% per annum of the Fund's average daily net assets. GAM North America Fund pays a fee equal to 0.50% of its average daily net assets to each of GAM and Sarofim, representing an aggregate fee equal to 1.0% of its average daily net assets.

        The Funds' expense ratios may be higher than those of most registered investment companies since the cost of maintaining custody of foreign securities is higher than those for most domestic funds and the rate of the advisory fee paid by each Fund exceeds that of most registered investment companies. The Funds pay for all expenses of their operations.


DISTRIBUTOR AND SALES AND SERVICE COMPENSATION

        GAM Services Inc., an affiliate of GAM with its principal offices located at 135 East 57th Street, New York, New York 10022, serves as distributor and principal underwriter of the Funds' shares. As such, GAM Services compensates financial services firms which sell shares of the Funds pursuant to agreements with GAM Services. Compensation payments originate from sales charges paid by shareholders at the time of purchase and from 12b-1 fees paid out of Fund assets.

        Initial sales charges are deducted from payment for shares at the time of investment and reallowed to financial services firms as set forth in the table under "Purchase of Shares." These firms typically pass on a portion of this selling compensation to their financial representatives who sell shares of the Funds and provide personal account services to Fund shareholders.

        12b-1 fees vary according to the 12b-1 Plan adopted by each Fund for each class of shares. The Funds pay 12b-1 fees equal to 0.30% annually of the average daily net assets represented by Class A shares. Of this amount, GAM Services retains 0.05% annually and a service fee of 0.25% is reallowed to financial services firms. Funds offering Class B shares pay 1.00% annually of the average daily net assets represented by Class B shares. The Funds offering Class C shares pay 1.00% annually of the average daily net assets represented by Class C shares. Funds offering Class D shares pay 12b-1 fees equal to 0.50% annually of those Funds' net assets represented by Class D shares. GAM Services reallows the entire Class D share 12b-1 fee to financial services firms. In the case of Class A, Class B, Class C and Class D share accounts which are not assigned to a financial services firm, GAM Services retains the entire fee. Distribution fees may be used to pay sales and service compensation to financial services firms and to defray other distribution related expenses enumerated in the 12b-1 Plans. Should the fees collected under the Plans exceed the expenses of GAM Services in any year, GAM Services would realize a profit.

        GAM Services, as distributor for the GAM Money Market Account, collects a fee paid in part by the GAM Money Market Account pursuant to distribution and shareholder service arrangements offered by The Reserve Funds and their principal underwriter.

        GAM Services or the Funds may also contract with banks, trust companies, broker-dealers or other financial organizations to act as shareholder servicing agents to provide administrative services for the Funds, such as processing purchase and redemption transactions, transmitting and receiving funds for the purchase and sale of shares in the Funds, answering routine inquiries regarding the Funds, furnishing monthly and year-end statements and confirmations of purchases and sales of shares, transmitting periodic reports, updated prospectuses, proxy statements and other communications to shareholders, and providing other services as agreed from time to time. For these services, each Fund pays fees to shareholder servicing agents which may vary depending upon the services provided, but do not exceed an annual rate of 0.25% of the daily net asset value of the shares of a Fund owned by shareholders with whom the shareholder servicing agent has a servicing relationship.


CUSTODIAN AND ADMINISTRATOR

        Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Funds' securities and cash and as their administrator. Brown Brothers employs subcustodians for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

TRANSFER AGENT; SHAREHOLDER SERVICING AGENTS

        Chase Global Fund Services Company, P.O. Box 2798, Boston, Massachusetts 02208 (the "Transfer Agent") serves as shareholder service agent, dividend-disbursing agent, transfer agent and registrar for the Funds. Pursuant to an agreement with GAM Services, the Transfer Agent also provides information to representatives of financial services companies. As referenced above, the Funds and GAM Services also engage and compensate other entities for serving as shareholder servicing and subaccounting agents for the benefit of discrete groups of Fund shareholders.


--------------------------------------------------------------------------------
                              Description of Shares
--------------------------------------------------------------------------------

        GAM Funds, Inc., a Maryland corporation, was organized on May 7, 1984. The Company has eight series of common stock outstanding, each of which may be divided into four classes of shares, Class A shares, Class B, Class C and Class D shares. The four classes of shares of a series represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects, except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required by the Act or Maryland law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution fees and other expenses of each class. Class D shares bear higher 12b-1 fees than Class A shares, which will cause the Class D shares to pay lower dividends than the Class A shares. Class B and Class C shares pay higher 12b-1 fees than Class A and Class D shares, which will cause the Class B and Class C shares to pay lower dividends than the Class A and Class D shares. The Directors, in the exercise of their fiduciary duties under the Act and Maryland law, will seek to ensure that no conflicts arise among the classes of shares of a Fund.


        Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the respective series Fund on liquidation. Shares are fully paid and nonassessable when issued, freely transferable, have no pre-emptive, subscription or conversion rights and are redeemable and subject to redemption under certain conditions described above.

        Each share outstanding entitles the holder to one vote. If a Fund is separately affected by a matter requiring a vote, the shareholders of each such Fund shall vote separately. The Company is not required to hold annual meetings of shareholders, although special meetings will be held for purposes such as electing or removing directors, changing fundamental policies, or approving an investment advisory agreement. Shareholders will be assisted in communicating with other shareholders in connection with removing a director as if Section 16
(c) of the Act were applicable.

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------
        This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the securities offered hereby. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

        Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and, in each instance, reference should be made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                           GLOBAL ASSET MANAGEMENT(R)






                                 GAM FUNDS, INC.







                                   PROSPECTUS

                                       AND

                                   APPLICATION









                                 APRIL 30, 1998



No dealer, salesman, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offer by the Company to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

                                 GAM FUNDS, INC.
                              135 East 57th Street
                               New York, NY 10022
                     Tel: (212) 407-4600/Fax: (212) 407-4684

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 1998


This Statement of Additional Information pertains to the funds listed below, each of which is a separate series of common stock GAM Funds, Inc. (the "Company"), a diversified open-end management investment company. Each series of the Company represents a separate portfolio of securities (each a "Fund" and collectively the "Funds"). The investment objective of each Fund is to seek long term capital appreciation through investment primarily in equity securities. Each Fund seeks to achieve its objective by investing primarily within a particular geographic region in accordance with its own investment policy. There is no assurance that the Funds will achieve their objective.


The Funds are managed by GAM International Management Limited ("GAM"). Fayez Sarofim & Co. ("Sarofim") serves as co-investment adviser to the GAM North America Fund. (GAM and Sarofim are collectively referred to as the "Investment Advisers".) GAM Services, Inc. ("GAM Services"), an affiliate of GAM, serves as the principal underwriter for the Funds' securities.


            GAM Global Fund invests primarily in the United States, Europe, the Pacific Basin, and Canada.

            GAM International Fund invests primarily in Europe, the Pacific Basin and Canada.

            GAM Pacific Basin Fund invests primarily in the Pacific Basin, including Japan, Hong Kong, Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia and Australia.

            GAM Japan Capital Fund invests primarily in Japan.

            GAM Asian Capital Fund invests primarily in Asia excluding Japan.

            GAM Europe Fund invests primarily in Europe.

            GAM North America Fund invests primarily in the United States and Canada.

            GAMerica Capital Fund investing primarily in the United States.


This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Funds, dated April 30, 1998 which can be obtained without cost upon request at the address indicated above.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT OBJECTIVE AND POLICIES                                              3
     Rating of Securities                                                      3
     United States Government Obligations                                      3
     Repurchase Agreements                                                     4
     Options                                                                   4
     Stock Index Futures and Options                                           5
     Interest Rate Futures and Options                                         6
     Foreign Currency Transactions                                             7
     Lending Portfolio Securities                                              9
     Warrants                                                                  9
     Borrowing                                                                 9
     Restricted Securities                                                    10
     Future Developments                                                      10
     Investment Restrictions                                                  10
     Risk Considerations                                                      12
     Portfolio Turnover                                                       13

PERFORMANCE INFORMATION                                                       13

NET ASSET VALUE, DIVIDENDS AND TAXES                                          15
     Net Asset Value                                                          15
     Suspension of the Determination of Net Asset Value                       15
     Tax Status                                                               15

MANAGEMENT OF THE COMPANY                                                     17
     Compensation of Directors and Executive Officers                         18
     Principal Holders of Securities                                          20

INVESTMENT ADVISORY AND OTHER SERVICES                                        22
     Investment Advisory Contracts                                            22
     Advisory Fees                                                            23
     Investment Advisers                                                      24
     Principal Underwriter and Plans of Distribution                          25
     Custodian and Administrator                                              29
     Transfer Agent                                                           29
     Legal Counsel                                                            30
     Independent Accountants                                                  30
     Reports to Shareholders                                                  30

BROKERAGE ALLOCATION                                                          30

FINANCIAL STATEMENTS                                                          31

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of each Fund are described in the Prospectus under the heading "Investment Objective and Policies and Risk Considerations." Set forth below is additional information with respect to the investment objective and policies of each Fund.

Rating of Securities. Each Fund may invest a substantial portion of its assets in debt securities issued by companies or governments and their agencies and instrumentalities if it determines that the long-term capital appreciation of such debt securities may equal or exceed the return on equity securities. The debt securities (bonds and notes) in which the Funds may invest will be rated C or better by Moody's Investors Services, Inc. ("Moody's") or D or better by Standard & Poor's Corporation ("S&P"), which are the lowest ratings, or, if unrated, be comparable in quality as determined pursuant to guidelines established by the Company's Board of Directors, since debt securities of foreign companies and foreign governments are not generally rated by Moody's or S&P. Each Fund may, for temporary defensive purposes, invest in debt securities (with remaining maturities of five years or less) issued by companies and governments and their agencies and instrumentalities and in money market instruments denominated in currency of the United States or foreign nations. The money market instruments include commercial paper which, when purchased, is rated Prime-1 or better by Moody's or A-1 or better by S&P or, if not rated, is issued by a company which at the date of investment has an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P or is of equivalent investment quality as determined by the Company pursuant to guidelines established and maintained in good faith by the Board of Directors.

None of the Funds will commit more than 5% of its assets, determined at the time of investment, to investments in debt securities which are rated lower than "investment grade" by a rating service. Debt securities rated lower than "investment grade," also known as "junk bonds," are those debt securities not rated in one of the four highest categories by a rating service (e.g., bonds rated lower than BBB by S&P or lower than Baa by Moody's). Junk bonds, and debt securities rated in the lowest "investment grade," have speculative characteristics, and changes in economic circumstances or other circumstances are more likely to lead to a weakened capacity on the part of issuers of such lower rated debt securities to make principal and interest payments than issuers of higher rated investment grade bonds. Developments such as higher interest rates may lead to a higher incidence of junk bond defaults, and the market in junk bonds may be more volatile and illiquid than that in investment grade bonds.

United States Government Obligations. The Funds may invest in securities of the United States government, its agencies and instrumentalities. United States government securities include United States Treasury obligations, which include United States Treasury bills, United States Treasury notes and United States Treasury bonds; and obligations issued or guaranteed by United States government agencies and instrumentalities. Agencies and instrumentalities include the Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit

Banks, Federal Home Loan Bank, Student Loan Marketing Association, Federal National Mortgage Association and Government National Mortgage Association.

Repurchase Agreements. Each Fund may, for temporary defensive purposes, invest in repurchase agreements. In such a transaction, at the same time a Fund purchases a security, it agrees to resell it to the seller and is obligated to redeliver the security to the seller at a fixed price and time. This establishes a yield during the Fund's holding period, since the resale price is in excess of the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for a Fund to invest temporarily available cash. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the delivery date; in the event of a default the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The collateral is marked-to-market daily and the Investment Advisers monitor the value of the collateral in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon sum to be paid to a Fund. If the seller were to be subject to a United States bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions in the bankruptcy law. Each Fund may only enter into repurchase agreements with domestic or foreign securities dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Directors.

Options. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on a Fund's portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing secured put options is to realize income in the form of premiums. The writer of a secured put option accepts the risk of a decline in the price of the underlying security.

Although each Fund generally will purchase or write only those options for which it believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The success of each Fund's options trading activities will depend on the ability of the Investment Advisers to predict correctly future changes in the prices of securities. Purchase or sale of options to hedge each Fund's existing securities positions is also subject to the risk that the value of the option purchased or sold may not move in perfect correlation with the price of the underlying security.

It is a condition to the favorable tax treatment afforded to a regulated investment company, such as the Funds, that each Fund derive less than 30% of its gross income from the sale or disposition of securities (including certain options and futures contracts) held for less than three months. This requirement may limit the extent to which each Fund may engage in trading in options and futures (discussed below), and options and futures trading may increase the risk that a Fund may not satisfy this requirement and that it may therefore become liable for taxes on its income and gains. The greater leverage in options and futures trading may also tend to increase the daily fluctuations in the value of a Fund's shares.

Stock Index Futures and Options. Each Fund may purchase and sell stock index futures contracts, and purchase, sell and write put and call options on stock index futures contracts, for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market value of the stocks included in the index. An option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the strike price of the option. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the Standard & Poor's
100. In the case of a stock index future, the seller of the futures contract is obligated to deliver, and the purchaser obligated to take, an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. If the assets of a Fund are substantially invested in equity securities, the Fund might sell a futures contract based on a stock index which is expected to reflect changes in prices of stocks in the Fund's portfolio in order to hedge against a possible general decline in market prices. A Fund may similarly purchase a stock index futures contract to hedge against a possible increase in the price of stocks before the Fund is able to invest cash or cash equivalents in stock in an orderly fashion.

The effectiveness of trading in stock index futures and options as a hedging technique will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index future or option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase, sale or writing of a stock index future or option depends upon movements in the level of stock prices in the stock market generally, or in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in a stock index and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Investment Advisers still may not result in a successful hedging transaction.

Successful use of stock index futures by the Funds also is subject to the ability of the Investment Adviser to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions.

Each Fund may purchase and sell commodity futures contracts, and purchase, sell or write options on futures contracts, for bona fide hedging purposes or otherwise in accordance with applicable rules of the Commodity Futures Trading Commission (the "CFTC"). CFTC rules permit an entity such as a Fund to acquire commodity futures and options as part of its portfolio management strategy, provided that the sum of the amount of initial margin deposits and premiums paid for unexpired commodity futures contracts and options would not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

When a Fund enters into a futures contract or writes an option on a futures contract, it will instruct its custodian to segregate cash or liquid securities having a market value which, when added to the margin deposited with the broker or futures commission merchant, will at all times equal the purchase price of a long position in a futures contract, the strike price of a put option written by the Fund, or the market value (marked-to-market daily) of the commodity underlying a short position in a futures contract or a call option written by the Fund, or the Fund will otherwise cover the transaction.

Interest Rate Futures and Options. Each Fund may hedge against the possibility of an increase or decrease in interest rates adversely affecting the value of securities held in its portfolio by purchasing or selling a futures contract on a specific debt security whose price is expected to reflect changes in interest rates. However, if a Fund anticipates an increase in interest rates and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures position.

A Fund may purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates. A Fund will sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on interest rate futures and price movements in the portfolio securities of the Fund which are the subject of the hedge. In addition, a Fund's purchase of such options will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate. The potential loss related to the purchase of an option on an interest rate futures contracts is limited to the premium paid for the option.

Although each Fund intends to purchase or sell commodity futures contracts only if there is an active market for each such contract, no assurance can be given that a liquid market will exist for the contracts at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Foreign Currency Transactions. Since investments in foreign securities will usually involve currencies of foreign countries, and since each Fund may temporarily hold funds in foreign or domestic bank deposits in foreign currencies during the completion of investment programs, the value of the assets of each Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission.

Each Fund may enter into forward foreign exchange contracts for speculative purposes and under the following circumstances: When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it purchases or already holds, it may desire to "lock-in" the United States dollar price of the security or the United States dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and the subject foreign currency during the period between the date the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which payment is made or received.

If it is believed that the currency of a particular foreign country may suffer a substantial decline against the United States dollar or another currency, a Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Each Fund will place cash or liquid securities in a separate custody account of the Fund with the Company's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the hedge contracts or otherwise cover such transactions. The securities placed in the separate account will be marked-to-market daily. If the value of the securities placed in the separate account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's uncovered commitments with respect to such contracts.

The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may also purchase an "offsetting" contract prior to the maturity of the underlying contract. There is no assurance that such an "offsetting" contract will always be available to a Fund.

It is impossible to forecast with absolute precision what the market value of portfolio securities will be at the expiration of a related forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a security being sold is less than the amount of foreign currency the Fund is obligated to deliver. Conversely, a Fund may sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Advisers. Hedging the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The Funds may purchase or sell options to buy or sell foreign currencies and options on foreign currency futures, or write such options, as a substitute for entering into forward foreign exchange contracts in the circumstances described above. For example, in order to hedge against the decline in value of portfolio securities denominated in a specific foreign currency, a Fund may purchase an option to sell, for a specified amount of dollars, the amount of foreign currency represented by such portfolio securities. In such case, the Fund will pay a "premium" to acquire the option, as well as the agreed exercise price if it exercises the option.

Although each Fund values its assets daily in terms of United States dollars, the Funds do not intend to convert their foreign currency holdings into United States dollars on any regular basis. A

Fund may so convert from time to time, and thereby incur certain currency conversion charges. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Lending Portfolio Securities. Each Fund may lend its portfolio securities to brokers, dealers and financial institutions considered creditworthy when secured by collateral maintained on a daily marked-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. A Fund may at any time call the loan and obtain the return of the securities loaned. No such loan will be made which would cause the aggregate market value of all securities lent by a Fund to exceed 15% of the value of the Fund's total assets. The Fund will continue to receive the income on loaned securities and will, at the same time, earn interest on the loan collateral. Any cash collateral received under these loans will be invested in short-term money market instruments.

Warrants. Each Fund may purchase warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Each Fund may invest up to 10% of its net assets, valued at the lower of cost or market value, in warrants (other than those that have been acquired in units or attached to other securities), including warrants not listed on American or foreign stock exchanges. Prices of warrants do not move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such warrant.

Borrowing. Each Fund may borrow from banks for temporary emergency purposes. Each Fund will maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio holdings at the time.

Borrowing money, also known as leveraging, will cause a Fund to incur interest charges, and may increase the effect of fluctuations in the value of the investments of the Fund on the net asset value of its shares. A Fund will not purchase additional securities for investment while there are bank borrowings outstanding representing more than 5% of the total assets of the Fund.

Restricted Securities. The Funds may purchase securities that are not registered for sale to the general public in the United States, but which can be resold to institutional investors in the United States, including securities offered pursuant to Rule 144A adopted by the United States Securities and Exchange Commission ("SEC"). Provided that a dealer or institutional trading market in such securities exists, either within or outside the United States, these restricted securities will not be treated as illiquid securities for purposes of the Funds' investment restrictions. The Board of Directors will establish standards for determining whether or not 144A securities are liquid based on the level of trading activity, availability of reliable price information and other relevant considerations. The Funds may also purchase privately placed restricted securities for which no institutional market exists. The absence of a trading market may adversely affect the ability of the Funds to sell such illiquid securities promptly and at an acceptable price, and may also make it more difficult to ascertain a market value for illiquid securities held by the Funds.

Future Developments. The Funds may take advantage of opportunities in the area of options and futures contracts and other derivative financial instruments which are developed in the future, to the extent such opportunities are both consistent with each Fund's investment objective and permitted by applicable regulations. The Funds' Prospectus and Statement of Additional Information will be amended or supplemented, if appropriate in connection with any such practices.


Fundamental Investment Restrictions. Each Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "Act"), this means the lesser of (a) 67% or more of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.


In accordance with these restrictions, each Fund may not:

1. With respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer (other than the United States government, its agencies and instrumentalities) or purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. (For this purpose all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class.)

2. Invest for the purpose of exercising control or management of another company.


3. Invest in real estate (including real estate limited partnerships), although a Fund may invest in marketable securities which are secured by real estate and securities of companies which invest or deal in real estate.

4. Concentrate more than 25% of the value of its total assets in any one industry (including securities of non-United States governments).

5. Make loans, except that this restriction shall not prohibit (1) the purchase of publicly distributed debt securities in accordance with a Fund's investment objectives and policies, (2) the lending of portfolio securities, and (3) entering into repurchase agreements.

6. Borrow money, except from banks for temporary emergency purposes and, in no event, in excess of 33 1/3% of its total assets at value or cost, whichever is less; or pledge or mortgage its assets or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

7. Underwrite securities issued by others except to the extent the Company may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of its portfolio securities.

8. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, reorganization or acquisition of assets or (b) a Fund may purchase securities of closed-end investment companies up to (i) 3% of the outstanding voting stock of any one investment company (including for this purpose investments by any other series of the Company), (ii) 5% of the total assets of the Fund with respect to any one investment company and (iii) 10% of the total assets of the Fund in the aggregate.

9. Participate on a joint or a joint and several basis in any trading account in securities.

10. Issue senior securities (as defined in the Act), other than as set forth in paragraph 6 above and except to the extent that foreign currency forward contracts may be deemed to constitute a senior security.

11. Invest in commodities or commodity futures contracts, except that each Fund may enter into forward foreign exchange contracts and may invest up to 5% of its net assets in initial margin or premiums for futures contracts or options on futures contracts.

Non-Fundamental Investment Restrictions. Each Fund has also adopted certain investment restrictions which are deemed non-fundamental which cannot be changed without a vote of the majority of the Fund Directors.

In addition to non-fundamental restrictions stated elsewhere, each Fund may not:

1. Make short sales of securities on margin, except for such short-term credits as are necessary for the clearance of transactions. (Management may recommend to the Board removal of this restriction.)

2. Invest more than 15% of the Fund's net assets in securities which cannot be readily resold to the public because there are no market quotations readily available because of legal or contractual restrictions or because there are no market quotations readily available or in other " illiquid securities (including non-negotiable deposits with banks and repurchase agreements of a duration of more than seven days).


If a percentage restriction (other than the restriction on borrowing in paragraph 6) is adhered to at the time of investment, a subsequent increase or decrease in the percentage beyond the specified limit resulting from a change in value or net assets will not be considered a violation. Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the acquisition of such security or property.

Risk Considerations. Investors should carefully consider the risks involved in investments in securities of companies and governments of foreign nations, which add to the usual risks inherent in domestic investments. Such special risks include the lower level of government supervision and regulation of stock exchanges, broker-dealers and listed companies, fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, securities prices in foreign countries are generally subject to different economic, financial, political and social factors than prices of securities of United States issuers.

The Company anticipates that the portfolio securities of foreign issuers held by each Fund generally will not be registered with the SEC nor will the issuers thereof be subject to the reporting requirements of such agency. In addition, the governments under which these companies are organized may impose less government supervision than is required in the United States. Accordingly, there may be less publicly available information concerning certain of the issuers of securities held by the Funds than is available concerning United States companies. In addition, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to United States companies.

It is contemplated that the Funds' foreign portfolio securities generally will be purchased on stock exchanges or in over-the-counter markets located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock exchanges generally have substantially less volume than the New York Stock Exchange and may be subject to less government supervision and regulation than those in the United States. Accordingly, securities of foreign companies may be less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, price volatility can be greater than in the United States.

The Funds may also invest in American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs") representing securities of foreign companies, including both sponsored and unsponsored ADRs. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the cost of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The markets for ADRs and EDRs, especially unsponsored ADRs, may be substantially more limited and less liquid than the markets for the underlying securities.

Foreign broker-dealers also may be subject to less government supervision than those in the United States. Although the Funds endeavor to achieve the most favorable net results on their portfolio transactions, fixed commissions for transactions on certain foreign stock exchanges may be higher than negotiated commissions available on United States exchanges.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, and limitations on the transfer or exchange of funds or other assets of the Funds. The Funds' ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. There is also the risk in certain foreign countries of political or social instability, or diplomatic developments which could affect United States investments as well as the prices of securities in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because the shares of the Funds are redeemable on a daily basis in United States dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain United States dollars to the extent necessary to meet anticipated redemptions. The Funds do not believe that this consideration will have any significant effects on their portfolio strategies under present conditions.

Portfolio Turnover. Portfolio turnover rate is calculated by dividing the lesser of a Fund's sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in a Fund's portfolio during the fiscal year. A portfolio turnover rate in excess of 100% is considered to be high. A high portfolio turnover rate may result in higher short-term capital gains to shareholders for tax purposes and increased brokerage commissions and other transaction costs borne by the Fund.


                             PERFORMANCE INFORMATION


The average annual total return of each Fund for the periods ended December 31, 1997 set forth in the table below. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated that would equate the initial amount invested in a Fund to the redemption value at the end of the period. All dividends and distributions are assumed to be reinvested. The results are shown both with and without deduction of the sales load, since the sales load can be waived for certain investors.

                                                  Average Annual Return
                                                  ---------------------
                                        After Deduction of    Without Deduction
                                        Maximum Sales Load      of Sales Load
                                        ------------------      -------------

GAM International Fund (Class A)
      1 year                                   22.48%             28.93%
      5 years                                  22.92%             24.18%
      10 years                                 16.51%             17.11%
      From inception (1/2/85)                  21.18%             21.66%

GAM International Fund (Class D)
      1 year                                   24.28%             28.79%
      From inception (9/5/95)                  18.43%             20.29%

GAM Global Fund (Class A)
      1 year                                   28.20%             34.95%
      5 years                                  23.68%             24.96%
      10 years                                 15.45%             16.04%
      From inception (5/28/86)                 13.40%             13.90%

GAM Global Fund (Class D)
      1 year                                   30.08%             34.80%
      From inception (9/5/95)                  21.57%             23.52%

GAM Pacific Basin Fund (Class A)

      1 year                                  (33.50)%           (30.00)%
      5 years                                   2.41%              3.47%
      10 years                                  7.83%              8.39%
      From inception (5/6/87)                   5.41%              5.91%

GAM Pacific Basin Fund (Class D)
      1 year                                  (32.63)%           (30.18)%
      From inception (9/5/95)                 (16.03)%           (14.66)%

GAM Europe Fund
      1 year                                   21.18%             27.55%
      5 years                                  15.02%             16.52%
      From inception (1/1/90)                   6.19%              6.88%

GAM North America Fund
      1 year                                   22.94%             29.41%
      5 years                                  15.02%             16.21%
      From inception (1/1/90)                  13.50%             14.23%

GAM Japan Capital Fund
      1 year                                   (7.44)%            (2.57)%
      From inception (7/1/94)                  (1.47)%            (0.02)%

GAM Asian Capital Fund
      1 year                                  (38.57)%           (35.34)%
      From inception (5/12/95)                (17.21)%           (15.58)%

GAMerica Capital Fund
      1 year                                   30.41%             37.28%
      From inception (5/12/95)                 18.47%             20.80%


Prospective investors should note that past results may not be indicative of future performance. The investment return and principal value of shares of a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Comparative performance information may be used from time to time in advertising each Fund's shares. The performance of GAM Global Fund may be compared to the Morgan Stanley Capital International (MSCI) World Index. The performance of GAM International Fund may be compared to the MSCI Europe, Australia, Far East
(EAFE) Index. The performance of GAM Pacific Basin Fund may be compared to the MSCI Pacific Index. The performance of GAM Asian Capital Fund may be compared to the MSCI Combined Far East Index ex Japan. The performance of GAM Japan Capital Fund may be compared to the Tokyo Stock Exchange Index. The performance of GAM North America Fund and GAMerica Capital Fund may be compared to the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. The performance of GAM Europe Fund may be compared to the MSCI Europe and Financial Times Actuaries World Indices--Europe. Each stock index is an unmanaged index of common stock prices, converted into U.S. dollars where appropriate. Any index selected by a Fund may not compute total return in the same manner as the Funds and may exclude, for example, dividends paid on stocks included in the index and brokerage or other fees.

                      NET ASSET VALUE, DIVIDENDS AND TAXES

Net Asset Value. Each Fund determines its net asset value each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays, in addition to Saturdays and Sundays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities, including ADR's, EDR's and options, which are traded on stock exchanges or a national securities market will be valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market will be valued at the last available bid price in the over-the-counter market prior to the time of valuation. Money market securities will be valued at market value, except that instruments maturing within 60 days of the valuation are valued at amortized cost. The other securities and assets of each Fund for which market quotations may not be readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities quoted in foreign currencies will be converted to United States dollar equivalents using prevailing market exchange rates.

Suspension of the Determination of Net Asset Value. The Board of Directors may suspend the determination of net asset value and, accordingly, redemptions for a Fund for the whole or any part of any period during which (1) the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) the Securities and Exchange Commission may by order permit for the protection of the holders of the Fund's shares.

Tax Status. Although each Fund is a series of the Company, it is treated as a separate corporation for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund expects to meet certain diversification-of-assets and other requirements in order to qualify under the Code as a regulated investment company. If it qualifies, a Fund will not be subject to United States Federal income tax on net ordinary income and net capital gains which are distributed to its shareholders within certain time periods specified in the Code. Each Fund intends to distribute annually all of its net ordinary income and net capital gains. If a Fund were to fail to distribute timely substantially all such income and gains, it would be subject to Federal corporate income tax and, in certain circumstances, a 4% excise tax on its undistributed income and gains.

Distributions from net ordinary income and net short-term capital gains are taxable to shareholders as ordinary income. The 70% deduction available to corporations for dividends received from a Fund will apply to ordinary income distributions only to the extent that they are attributable to a Fund's dividend income from United States corporations. Distributions from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares in respect of which such distributions are received have been held by the shareholder. Dividends declared in December will be treated as received in December as long as they are actually paid before February 1 of the following year.

Income from foreign securities purchased by a Fund may be reduced by a withholding tax at the source. If as of the fiscal year-end of a Fund more than 50% of the Fund's assets are invested in securities of foreign corporations, then the Fund may make an election which will result in the shareholders having the option to elect either to deduct their pro rata share of the foreign taxes paid by the Fund or to use their pro rata share of the foreign taxes paid by the Fund in calculating the foreign tax credit to which they are entitled. Distributions by a Fund will be treated as United States source income for purposes other than computing the foreign tax credit limitation.

Distributions of net ordinary income or net short-term capital gains received by a non-resident alien individual or foreign corporation which is not engaged in a trade or business in the United States generally will be subject to Federal withholding tax at the rate of 30%, unless such rate is reduced by an applicable income tax treaty to which the United States is a party. However, gains from the sale by such shareholders of shares of the Funds and distributions to such shareholders from long-term capital gains generally will not be subject to the Federal withholding tax.

Ordinarily, distributions and redemption proceeds earned by a United States shareholder of a Fund are not subject to withholding of Federal income tax. However, distributions or redemption proceeds paid by a Fund to a shareholder may be subject to 20% backup withholding if the shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or an applicable exemption certificate.

In addition to the Federal income tax consequences described above relating to an investment in a Fund, there may be other Federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.

                            MANAGEMENT OF THE COMPANY

The name, address, principal occupation during the past five years and other information with respect to each of the Directors and Executive Officers of the Company are as follows:

     Name and Address:
      Position(s) Held                        Principal Occupation(s)
      With the Company                        During Past Five Years
      ----------------                        ----------------------

Gilbert de Botton*                  Chairman, Global Asset Management Limited,
Director/President                  investment adviser, and Global Asset
12 St. James's Place                Management (U.K.) Ltd., holding company,
London SWlA 1NX                     1983 to present; Vice President, Global
England                             Asset Management Limited (Bermuda),
                                    investment adviser, 1989 to present.

George W. Landau                    Chairman, Latin American Advisory Board of
Director                            Coca-Cola International, 1988 to present.
2601 South Bayshore Drive           Director, Emigrant Savings Bank, Brazil
Suite 1109                          Equity Fund, Chile Fund, Latin American
Coconut Grove, FL 33133             Investment Fund, South America Fund, Latin
                                    American Equity Fund, Emerging Markets
                                    Telecommunications Fund, Emerging Markets
                                    Infrastructure  Fund,  and Fundacion  Chile.
                                    Former  President,  Americas Society and the
                                    Council of the Americas, 1985-1993.



Roland Weiser                       President, Intervista, business consulting,
Director                            1984 to present. Director, GAM Diversity
86 Beekman Road                     Fund and Unimed Pharmaceuticals, Inc.
Summit, New Jersey 07901            Former Senior Vice President, Schering
                                    Plough Corporation (International).

Kevin Blanchfield                   Chief Operating Officer, Treasurer and
Vice President/Treasurer            Assistant Secretary, Global Asset Management
135 East 57th Street                (USA) Inc., GAM Investments, Inc. and GAM
New York, NY 10022                  Services Inc., 1995 to present; Vice
                                    President and Treasurer, Global Asset
                                    Management (USA) Inc., GAM Investments, Inc.
                                    and GAM Services Inc., 1993 to 1995; Senior
                                    Vice President - Finance and Administration,
                                    Lazard Freres & Co., 1991 to 1993.


Gordon E. Swartz                    General Counsel and Secretary, Global Asset
Secretary                           Management (USA) Inc. and Secretary of GAM
135 East 57th Street                Services Inc., 1997 to present. From 1996 to
New York, NY 10022                  1997 Attorney/Consultant to Financial
                                    Markets International. From 1994 to 1996
                                    Vice President and Counsel for NatWest
                                    Bancorp. Senior Associate Counsel and Vice
                                    President of The Chase Manhattan Bank NA from 1990 to 1994.


----------
* Mr. de Botton is a director who is an "interested person" of the Company within the definitions set forth in the Act.

Compensation of Directors and Executive Officers. Each independent Director of the Company receives annual compensation from the Company of $5,000 per year plus $500 for each meeting of the Board of Directors attended. Each Director is reimbursed by the Company for travel expenses incurred in connection with attendance at Board of Directors meetings. The officers and interested Directors of the Company do not receive any compensation from the Company.

The name, position(s) and information related to the compensation of each of the Directors in the most recent fiscal year are as follows.


                                        Pension or
                                         Retirement                            Total
                        Aggregate     Benefits Accrued     Estimated        Compensation
Name and Position(s)  Compensation           as         Annual Benefits   From the Company
        Held            From the      Part of Company        Upon         and Fund Complex
  With the Company       Company         Expenses         Retirement     Paid to Directors
--------------------- ------------- ------------------- --------------- -------------------
Gilbert de Botton      $0                                               $0
  Director and
  President

George W. Landau       $7,000                                           $7,000
  Director




Roland Weiser          $8,000                                           $8,000
Director

Principal Holders of Securities. As of January 31, 1998, all Directors and Officers of the Funds as a group owned beneficially or of record less than 1% of the outstanding securities of any Fund except GAMerica Capital Fund, of which the group held 2.5%. To the knowledge of the Funds, as of January 31, 1998, no Shareholders owned beneficially (b) or of record (r) more than 5% of a Fund's outstanding shares, except as set forth below. Mr. Gilbert de Botton, President and Director of the Company, may be deemed to have shared voting or investment power over shares owned by clients or held by custodians or nominees for clients of Global Asset Management (USA) Inc. or other affiliates of GAM, or by employee benefit plans for the benefit of employees of GAM and its affiliates, as a result of the indirect ownership of interests in GAM and its affiliates by a trust of which Mr. de Botton is a potential beneficiary. Mr. de Botton disclaims beneficial ownership of such shares.

                                                          INTERNATIONAL          GLOBAL            PACIFIC BASIN
                                                        Class A   Class D   Class A   Class D     Class A  Class D

Naidot & Co.                                                                7.74%
c/o Bessemer Trust Co
100 Woodbridge Center Drive
Woodbridge, NJ 07095

FTC & Co.                                                                                          11.54%
Attn: Datalynx
P0 Box 173736
Denver, CO 80217

National City TRSTE                                                                                10.80%
JDR&P GAM Inv. 2 DEF BEN
Attn: Trust Mutual Funds 617444906
P0 Box 94777
Cleveland, Ohio 44101-4777

Key Trust Co of OH NA Cust.                                                            61.80%
University Orthopaedic Assoc.
Pension Plan
P0 Box 94870
Cleveland, Ohio 44101-4870

Fayez Sarofim & Co.
P0 Box 52830
Houston, TX 77052-2830

Resources Trust Company
for The Exclusive Benefit
Of Various Customers of IMS
P0 Box 3865
Englewood, CO 80 155-3865

NFSC FEBO X08-088536
Abdulla Omaran & Latifa Omran
NAJD 16 Roedean Way
Brighton, BN 25 RI England

NFSC FEBO X03-152595
Ola Omran
NAJD 16 Roedean Way
Brighton, BN 25 RJ England

Merrill Lynch Special                                              11.60%               9.37%
Custody a/c for the Exclusive
Benefit of Cust. of MLPF & S
Attn: GAM Funds Service Team
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Mark E. Gilbert
Advantage Account
155 Howe Street
Martinez, CA 94553

Lehman Brothers Inc
FBO 834-04554-12
P0 Box 29198
Brooklyn, NY 11202-9198

Terry J Crofoot
and Kelly Crofoot JTWROS
Advantage account
P0 Box 53188
Lubbock, TX 79453

Lehman Brothers Inc
FBO 834-04555-11
PO Box 29198
Brooklyn, NY 11202-9198

Jan I Shrem &
Mitsuko Shrem JT TEN
c/o Rothschilds Bank AG
Zollikerstrasse 181
CH-8034 Zurich, Switzerland
Attn. M. Steiger

Post & Co. a/c 974792
c/o Bank of NY
Mutual Fund Reorg Dept
PO Box 1066
Wall Street Station
New York, NY 10268

Sam W. Klein TRSTE
FBO The S. Klein 1973
Declaration of TRST
U/A Dtd 1973
c/o Rothschilds Bank AG
Zollikerstrasse 181
CH-8034 Zurich, Switzerland
Attn. M. Steiger

Prudential Securities Inc. FBO
Ronald Cooper John Trobaugh
Barney Abis Co-Trustees
Delta Foremost Chem Corp PS Plan
One Seaport Plaza
New York, NY 10292

Bankers Trust Company
FBO 2448842424
P0 Box 9005
Church Street Station
New York, NY 10008

Royal Life Insurance International Ltd.                                                 6.50%
FBO Acct. 6511
Royal Court, Castletown
Isle of Man, British Isle
IM9 1RA

Donaldson Lufkin Jenrette                                                               5.62%
Securities Corporation Inc.
P0 Box 2052
Jersey City, NJ 07303-9998

                                                                  NORTH               JAPAN            ASIAN
                                             EUROPE              AMERICA             CAPITAL           CAPITAL         GAMERICA
Naidot & Co.
c/o Bessemer Trust Co
100 Woodbridge Center Drive
Woodbridge, NJ 07095

FTC & Co.
Attn: Datalynx
P0 Box 173736
Denver, CO 80217

National City TRSTE                         13.14%
JDR&P GAM Inv. 2 DEF BEN
Attn: Trust Mutual Funds 617444906
P0 Box 94777
Cleveland, Ohio 44101-4777

Key Trust Co of OH NA Cust.
University Orthopaedic Assoc.
Pension Plan
P0 Box 94870
Cleveland, Ohio 44101-4870

Fayez Sarofim & Co.                                              21.46%
P0 Box 52830
Houston, TX 77052-2830

Resources Trust Company                     16.78%               14.12%              16.96%
for The Exclusive Benefit
Of Various Customers of IMS
P0 Box 3865
Englewood, CO 80 155-3865

NFSC FEBO X08-088536                                                                  6.76%
Abdulla Omaran & Latifa Omran
NAJD 16 Roedean Way
Brighton, BN 25 RI England

NFSC FEBO X03-152595                                                                  5.95%
Ola Omran
NAJD 16 Roedean Way
Brighton, BN 25 RJ England

Merrill Lynch Special                                                                 5.93%
Custody a/c for the Exclusive
Benefit of Cust. of MLPF & S
Attn: GAM Funds Service Team
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Mark E. Gilbert                                                                                        12.39%
Advantage Account
155 Howe Street
Martinez, CA 94553

Lehman Brothers Inc                                                                                     6.74%
FBO 834-04554-12
P0 Box 29198
Brooklyn, NY 11202-9198

Terry J Crofoot                                                                                         5.47%
and Kelly Crofoot JTWROS
Advantage account
P0 Box 53188
Lubbock, TX 79453

Lehman Brothers Inc                                                                                     5.06%
FBO 834-04555-11
PO Box 29198
Brooklyn, NY 11202-9198

Jan I Shrem &                                5.00%                5.48%                                                15.02%
Mitsuko Shrem JT TEN
c/o Rothschilds Bank AG
Zollikerstrasse 181
CH-8034 Zurich, Switzerland
Attn. M. Steiger

Post & Co. a/c 974792                                                                                                   7.56%
c/o Bank of NY
Mutual Fund Reorg Dept
PO Box 1066
Wall Street Station
New York, NY 10268

Sam W. Klein TRSTE                                                                                                      6.12%
FBO The S. Klein 1973
Declaration of TRST
U/A Dtd 1973
c/o Rothschilds Bank AG
Zollikerstrasse 181
CH-8034 Zurich, Switzerland
Attn. M. Steiger

Prudential Securities Inc. FBO                                    5.18%
Ronald Cooper John Trobaugh
Barney Abis Co-Trustees
Delta Foremost Chem Corp PS Plan
One Seaport Plaza
New York, NY 10292

Bankers Trust Company                                                                                                   5.91%
FBO 2448842424
P0 Box 9005
Church Street Station
New York, NY 10008

Royal Life Insurance International Ltd.
FBO Acct. 6511
Royal Court, Castletown
Isle of Man, British Isle
IM9 1RA

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P0 Box 2052
Jersey City, NJ 07303-9998

                     INVESTMENT ADVISORY AND OTHER SERVICES


Investment Advisory Contracts. The Amended and Restated Investment Advisory Contract dated April 14, 1994 (the "GAM Contract") between the Company and GAM, as amended, was last approved by the Board of Directors (including a majority of the Directors who were not parties to the GAM Contract or interested persons of any such party) on behalf of each Fund on November 6, 1997 and by the shareholders of each Fund (other than GAM Japan Capital Fund, GAMerica Capital Fund and GAM Asian Capital Fund) on April 14, 1994. The investment advisory agreement dated June 29, 1990 between the Company and Sarofim (the "Sarofim Contract") was last approved by the Board of Directors, including a majority of the Directors who are not parties to the Sarofim Contract or interested persons of any such party, on November 6, 1997 and by the shareholders of GAM North America Fund on April 14, 1994. The GAM Contract and the Sarofim Contract will each continue in effect from year to year thereafter if approved annually by the Board of Directors or by the vote of a majority of the outstanding shares of each Fund (as defined in the Act) and, in either event, by the approval of a majority of those Directors who are not parties to the GAM Contract or the Sarofim Contract or interested persons of any such party.


The GAM Contract requires GAM to conduct and maintain a continuous review of each Fund's portfolio and to make all investment decisions regarding purchases and sales of portfolio securities and brokerage allocation for each Fund other than GAM North America Fund. GAM will render its services to each fund from outside the United States. The Sarofim Contract requires Sarofim to provide the same services to GAM North America Fund subject to the supervision and oversight of GAM. Sarofim commenced providing investment advisory services to GAM North America Fund on June 29, 1990.

The GAM Contract and the Sarofim Contract (the "Contracts") each provides that the Investment Advisers will select brokers and dealers for execution of each Fund's portfolio transactions consistent with the Company's brokerage policy (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policy incidentally may help reduce the expenses of or otherwise benefit the other investment advisory clients of the Investment Advisers or their affiliates, as well as the Funds, the value of such services is indeterminable and the Investment Advisers' fees are not reduced by any offset arrangement by reason thereof.

Each of the Contracts provides that the Investment Advisers shall have no liability to the Company or to any shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by an Investment Adviser of its duties under such Contracts or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of a Fund's assets maintained with custodians or securities depositories in foreign countries or from any political acts of any foreign governments to which such assets might be exposed, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Investment Adviser's part or reckless disregard of its duties under the Contract.

Each Contract will terminate automatically in the event of its assignment, as such term is defined under the Act, and may be terminated by each Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Directors of the Company or by vote of a majority of the outstanding shares of a Fund (as defined in the Act).

The Company acknowledges that it has obtained its corporate name by consent of GAM and agrees that if (i) GAM should cease to be the Company's investment adviser or (ii) Global Asset Management Ltd. should cease to own a majority equity interest in GAM, the Company, upon request of GAM, shall submit to its shareholders for their vote a proposal to delete the initials "GAM" from its name and cease to use the name "GAM Funds, Inc." or any other name using or derived from "GAM" or "Global Asset Management, any component thereof or any name deceptively similar thereto, and indicate on all letterheads and other promotional material that GAM is no longer the Company's investment adviser. If GAM makes such request because Global Asset Management Ltd. no longer owns a majority equity interest in GAM, the question of continuing the GAM Contract must be submitted to a vote of the Company's shareholders. The Company has agreed that GAM or any of its successors or assigns may use or permit the use of the names "Global Asset Management" and "GAM" or any component or combination thereof in connection with any entity or business, whether or not the same directly or indirectly competes or conflicts with the Company and its business in any manner.


Advisory Fees. For its services to the Funds, GAM receives a quarterly fee of 0.25% of the average daily net assets of each of GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM Asian Capital Fund, GAMerica Capital Fund and GAM Europe Fund during the quarter preceding each payment; and GAM and Sarofim each receives a quarterly fee equal to 0.125% of the average daily net assets of GAM North America Fund. In each case the aggregate advisory fees are equivalent to an annual fee of 1.0% of the average daily net assets of each Fund during the year. The level of advisory fees paid by each Fund is higher than the rate of advisory fee paid by most registered investment companies. The actual advisory fee paid by each Fund during the fiscal years ended December 31, 1997, 1996 and 1995 are set forth below:

             Inter-             Pacific              North    Japan   GAMerica   Asian
            National   Global    Basin     Europe   America  Capital   Capital  Capital
            --------   ------    -----     ------   -------  -------   -------  -------
   1997  $14,631,974  $379,486  $502,073  $366,938  $85,196  $293,314  $22,409  $27,653
   1996   $8,746,443  $206,365  $710,064  $270,703  $57,701  $350,646  $23,247  $66,992
   1995   $3,085,111  $208,022  $414,221  $203,030  $38,934  $57,489   $16,082  $28,041


Expenses incurred in connection with each Fund's organization, initial registration and initial offering under Federal and state securities laws, including printing, legal and registration fees, and the period over which such expenses are amortized, are set forth below (except for the expenses of GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Europe Fund and GAM North American Fund, which have been fully amortized):

                                     Japan      GAMerica    Asian
                                     Capital    Capital     Capital
                                     -------------------------------
Organizational Expenses              $34,166    $30,036     $30,036
Amortized over 5 years beginning     7/1/94     5/12/95     5/12/95


The expense ratio of each Fund may be higher than that of most registered investment companies since the cost of maintaining the custody of foreign securities is higher than that for most domestic funds and the rate of advisory fees paid by the Funds exceeds that of most registered investment companies. In addition, each Fund bears its own operating expenses.


Investment Advisers. All of the Investment Advisers are registered under the United States Investment Advisers Act of 1940, as amended. GAM is controlled by and under common control with other investment advisers (as described below) which have substantial experience managing foreign mutual funds and which have aggregate assets under management of approximately $11 billion. Sarofim has aggregate assets under management of approximately $45 billion.


The Directors of GAM and their principal occupations are as follows:


Name and Position Held
with Investment Adviser        Principal Occupation
---------------------------------------------------------

Gilbert de Botton, Director. See "Management of the Company" above.

Count Ulric von Rosen, Director. President, Bonnier Medical Division of Bonnier Medical Group, Sweden.

Paul S. Kirkby, Director. Investment Director, Global Asset Management (H.K.)
Ltd.

David J. Miller, Director. Finance Director, Global Asset Management (U.K.) Ltd.

Alan McFarlane, Director. Managing Director (Institutional), Global Asset Management Ltd., investment adviser.

Denis G. Raeburn, Director. Managing Director, Global Asset Management Ltd. and Global Asset Management (U.K.) Ltd., holding company.

Gordon Grender, Director. Investment manager.

GAM is a wholly-owned subsidiary of Global Asset Management (U.K.) Limited, a holding company. Global Asset Management Ltd., an investment adviser organized under the laws of Bermuda, controls the Investment Adviser through its wholly-owned subsidiaries, Greenpark Management N.V. and GAMAdmin B.V. (the latter of which is the direct parent of Global Asset Management (U.K.) Limited). Lorelock, SA., which is controlled directly by Metrolis Anstalt, a Lichtenstein company, and indirectly by a discretionary trust of which Mr. de Botton, a Director and President of the Fund, may be deemed to be a beneficiary, owns approximately 70% of the voting securities of Global Asset Management Ltd. St. James's Place Capital plc, an international, diversified financial services company, owns approximately 30%. St. James's Place Capital plc controls, individually and collectively and directly and indirectly, a number of subsidiaries, which provide financial services and investment management services for various investment companies, among others, and which are involved internationally in various financial service businesses.

The Directors and principal executive officers of Sarofim and their principal occupations are as follows:

      Fayez S. Sarofim             Chairman, Director and President, Sarofim

      Raye G. White                Executive Vice President, Secretary
                                   -Treasurer and Director, Sarofim

      Ralph B. Thomas              Senior Vice President, Sarofim

      William K. McGee, Jr.        Senior Vice President, Sarofim

      Russell M. Frankel           Senior Vice President, Sarofim

      Charles E. Sheedy            Senior Vice President, Sarofim

      Russell B. Hawkins           Senior Vice President, Sarofim

A majority of the outstanding stock of Sarofim is owned by Fayez S. Sarofim. In addition, Mr. Sarofim is a director of Allegheny Teledyne, Inc., Unitrin, Inc., Argonaut Group, Imperial Holly Corp. and EXOR Group, each of which is a publicly traded corporation with principal offices in the United States. Mr. Sarofim is a past director of Teledyne, Inc., MESA, Inc., Alley Theatre, Houston Ballet Foundation and the Museum of Fine Arts Houston.


Principal Underwriter and Plans of Distribution. The Company has entered into distribution agreements (the "Distribution Agreements") with GAM Services under which GAM Services has agreed to act as principal underwriter and to use reasonable efforts to distribute each Fund's Class A, Class B, Class C and Class D shares. GAM Services is an indirect wholly-owned subsidiary of Global Asset Management Ltd., which also controls GAM.

Pursuant to the Distribution Agreements, GAM Services receives the sales load on sales of each Class of the Funds' shares and reallows a portion of the sales load to dealers/brokers. GAM Services also receives the distribution fees payable pursuant to the Funds' Plans of Distribution for Class A, Class B, Class C and Class D Shares described below (the "Plans"). The Distribution Agreements may be terminated at any time upon 60 days' written notice, without payment of a penalty, by GAM Services, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Directors of the Fund who are not "interested Persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Agreements. The Distribution Agreements will terminate automatically in the event of their assignment.


In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, GAM Services from time to time may offer assistance to dealers and their registered representatives in the form of business and educational or training seminars. Dealers may not use sales of any of the Funds' shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Costs associated with incentive or training programs are borne by GAM Services and paid from its own resources or from fees collected under the Plans. GAM Services from time to time may reallow all or a portion of the sales charge on Class A and Class D shares to individual selling dealers. Such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

Each Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of its shares The Plans permit each Fund to compensate GAM Services in connection with activities intended to promote the sale of each class of shares of each Fund. Pursuant to the Plan for Class A shares, each Fund may pay GAM Services up to 0.30% of average daily net assets of the Fund's Class A shares. Under the Plan for Class B shares, each Fund may pay GAM Services up to 1.00% of daily net assets of the Fund's Class B shares. The Class C shares under the Plan for Class C shares may pay GAM Services up to 1.00% of daily net assets of the Fund's Class C shares. Under the Plan for Class D shares, each Fund may pay GAM Services up to 0.50% of the average daily net assets attributable to Class D shares of the Fund. Expenditures by GAM Services under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with GAM Services in the form of a Dealer Agreement for GAM Funds, Inc. for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and SAI for distribution to potential investors; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Funds.


A portion of the fees paid to GAM Services pursuant to the Plans not exceeding 0.25% annually of the average daily net assets of each Fund's shares may be paid as compensation for providing services to each Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the 'Service Fees'). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of GAM Services, such as services to each Fund's shareholders; services providing each Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares, or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.

The Directors have concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Directors will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Directors will conduct an additional, more extensive review annually in determining whether the Plans shall be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Directors acting separately on behalf of each Fund and class and by a majority of the Directors who are not 'interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Directors"). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of each Fund and that other material amendments to the Plans must be approved by a majority of the Plan Directors acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each Plan is in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of the Directors who are not "interested persons." A Plan may be terminated at any time by vote of a majority of the Plan Directors or a majority of the outstanding Class of shares of the affected Fund to which the Plan relates.

The total dollar amount (000's omitted) and manner in which amounts paid by each class of shares of the Funds under the Plans during the last fiscal year were spent is set forth below:

                            GAM International   GAM Global     GAM Pacific Basin
                                  Fund             Fund               Fund
                             Class A Class D  Class A Class D   Class A Class D

Advertising                   $   21    $  7     $  7     $ 6      $  7     $ 6
Printing/Mailing to
  Potential Investors            514      29       38       1        24       1
Compensation to Underwriters     701     335       18       -        24       -
Compensation to Dealers        3,508       -       92       9       120      10
Compensation to Sales
  Personnel                    1,362      94       61       4        50       4
Other*                           359      31       25       1        18       1
                              --------------  ---------------   ----------------
Total Disbursements           $6,465    $496     $241     $21      $243     $22
                              ==============  ===============   ================


                                 GAM Japan          GAM           GAM North
                                Capital Fund    Europe Fund     America Fund
                                  Class A         Class A         Class A

Advertising                   $      7               $ 7       $      6
Printing/Mailing to
  Potential Investors               50                30              7
Compensation to Underwriters        11                18              4
Compensation to Dealers             73                92             21
Compensation to Sales
  Personnel                         48                41              9
Other*                              18                15              4
                              --------------    -------------  ----------------

Total Disbursements           $    207          $    203       $     51
                              ==============    =============  ================


                                 GAM Asian           GAMerica
                               Capital Fund        Capital Fund
                                  Class A             Class A
                               ---------------   ----------------
Advertising                     $      6            $    6
Printing/Mailing to
  Potential Investors                  7                 1
Compensation to Underwriters           1                 1
Compensation to Dealers                7                 6
Compensation to Sales
  Personnel                            3                 4
Other*                                 1                 1
                               ---------------   ----------------
Total Disbursements             $     25            $   19
                               ===============   ================



----------
*Includes travel and entertainment costs of internal sales personnel, communications costs, establishment costs for regional sales personnel and fulfillment expenses.

                            -------------------------

The aggregate dollar amount of underwriting commissions and the amount retained by the Distributor for each of the last two fiscal years is as follows:


                                                    1997
                                               (000's omitted)
                                     Class A                   Class D
                             -------------------------  ------------------------
                                              After                    After
                               Aggregate   Reallowance  Aggregate   Reallowance

GAM International Fund        $  9,147     $   2,345    $  1,321     $     463
GAM Global Fund                    639           173         228            28
GAM Pacific Basin Fund              85            25          25             6
GAM North America Fund              38            11
GAM Europe Fund                     35            13
GAM Japan Capital Fund             267            76
GAM Asian Capital Fund              22            11
GAMerica Capital Fund                5             4



                                                    1996
                                               (000's omitted)
                                     Class A                   Class D
                             -------------------------  ------------------------
                                              After                    After
                               Aggregate   Reallowance  Aggregate   Reallowance

International Fund              $9,386       $3,591         $584        $199
Global Fund                        217           65           23           7

Pacific Basin Fund                 215           91           15           6
Japan Capital Fund                 122           59          NA
Asian Capital Fund                   6            3          N/A
Europe Fund                         17           11          N/A
North America Fund                   9            2          N/A
GAMerica Fund                        -            -          N/A



Custodian and Administrator. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 ("Brown Brothers"), serves as custodian of the Company's securities and cash and as its fund accounting agent and administrator. As such, Brown Brothers maintains certain records for the Company required by the Act and applicable Federal and state tax laws, keeps books of account, renders reports and statements, including financial statements, and disburses funds in payment of the Company's bills and obligations.

Brown Brothers is reimbursed by the Company for its disbursements, expenses and charges (including counsel fees but excluding salaries and usual overhead expenses) incurred in connection with the foregoing services and receives a fee from the Company based on a fee schedule in effect from time to time (which is based on the net asset value of each Fund). The agreement provides for termination by either party on 60 days' written notice.

Transfer Agent. Chase Global Funds Service Company, P.O. Box 2798, Boston, Massachusetts 02208, serves as shareholder service agent, dividend-disbursing agent, transfer agent and registrar for the Funds. The Funds also engage other entities to act as shareholder servicing agents and to perform subaccounting services for the benefit of discrete groups of Fund shareholders.

Legal Counsel. Coudert Brothers, 1114 Avenue of the Americas, New York, New York 10036, acts as legal counsel for the Funds and GAM.

Independent Accountants. Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019-6013, are the independent accountants for the Company for the fiscal year ending December 31, 1997. In addition to reporting annually on the financial statements of each Fund, the Company's accountants will review certain filings of the Company with the SEC and will prepare the Company's Federal and state corporation tax returns.

Reports to Shareholders. The fiscal year of the Company ends on December 31. Shareholders of each Fund will be provided at least semi-annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by independent accountants.

                              BROKERAGE ALLOCATION

The Contracts provide that the Investment Advisers shall be responsible for the selection of brokers and dealers for the execution of the portfolio transactions of each Fund and, when applicable, the negotiation of commissions in connection therewith.

Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are weighed by the Investment Advisers in determining the overall reasonableness of brokerage commissions.

Each Investment Adviser is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the Company and/or other accounts for which the Investment Adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. In reaching such determination, the Investment Advisers will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services.

Research services provided by brokers to the Investment Advisers includes that which brokerage houses customarily provide to institutional investors and statistical and economic data and research reports on particular companies and industries. Research furnished by brokers may be used by each Investment Adviser for any of its accounts, and not all such research may be used by the Investment Advisers for the Funds.


The amount of brokerage commissions paid by each Fund during the four fiscal years ended December 31, 1997 are set forth below:

           Inter-             Pacific              North    Japan   GAMerica   Asian
          national   Global    Basin     Europe   America  Capital   Capital  Capital
          --------   ------    -----     ------   -------  -------   -------  -------
1997    $4,380,158  $151,482  $238,964  $137,778   $4,728  $159,168    $346   $35,465

1996     3,778,350   109,863   362,709    93,545    2,512   139,479   3,385    47,627
1995       706,834    51,949   268,565   149,546    3,906    96,322   6,336    30,158
1994       614,271   209,240   165,154   120,013    2,304    41,233      NA        NA

                              FINANCIAL STATEMENTS


The audited financial statements of each Fund for the fiscal year ended December 31, 1997 and the report of the Funds' independent auditors in connection therewith are included in the 1997 Annual Report to Shareholders and are incorporated by reference in this Statement of Additional Information.

                                                                 GAM Funds, Inc.
                                                 Post-Effective Amendment No. 29


                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS:

                  The following financial statements for the year ended December 31, 1997 are incorporated by reference to the Annual Report to shareholders of the following funds: GAM International, Global, Pacific Basin, Europe, Japan Capital, North America, Asian Capital and GAMerica Capital Funds:

                           Statements of Investments
                           Statements of Assets and Liabilities
                           Statements of Operations
                           Statements of Changes in Net Assets
                           Notes to Financial Statements

         (b)      EXHIBITS:

                  (1)(a) Articles of Incorporation of Registrant, as amended or supplemented from time to time, are incorporated by reference to the Registrant's Registration
                           Statement on Form N-1A which has been previously filed with the Commission ("Form N-1A").

                  (1)(b) Certificate of Correction to the Registrant's Articles of Incorporation is incorporated by reference to the Registrant's Form N-SAR filed for the period ended December 31, 1995.

                  (1)(c) Articles Supplementary to the Registrant's Articles of Incorporation increasing number of authorized shares and classifying shares of each of the Funds as Class A Shares or Class D Shares are incorporated by reference to the Registrant's Form N-SAR filed for the period ended December 31, 1995.

                  (1)(d) Articles of Amendment to the Registrant's Articles of Incorporation redesignating the shares of each of the Funds as Class A Shares are incorporated by reference to PEA No. 27 to Registrant's Registration Statement ("PEA 27").

                  (1)(e) Articles Supplementary adding GAM Mid-Cap U.S. Fund are incorporated by reference to PEA 27.

                  (2) Bylaws of Registrant are incorporated herein by reference to the Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on December 31, 1985 ("PEA No. 4").

                  (3)      Not applicable.

                  (4) Specimen stock certificates of the Registrant are incorporated herein by reference to PEA No. 4.

                  (5)(a) Amended and Restated Investment Advisory Agreement with GAM International Management Limited, dated April 14, 1994, is incorporated by reference to PEA No. 27.

                  (5)(b) Amendment No. 1 to Amended and Restated Investment Advisory Agreement with GAM International Management Limited, dated March 10, 1995, is incorporated by reference to PEA 27 .

                  (5)(c) Amendment No. 2 to Amended and Restated Investment Advisory Agreement with GAM International Management Limited, dated August 17, 1995, is incorporated by reference to PEA 27.

                  (5)(d) Investment Advisory Agreement with Fayez Sarofim & Co., dated June 29, 1990, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on August 29, 1990.

                  (5)(e)   Investment  Advisory  Agreement  with  Forstmann-Leff
                           Associates   Inc.,   dated   August  17,   1995,   is
                           incorporated by reference to PEA 27.

                  (6)(a) Second Amended and Restated Distribution Agreement For Class A Shares with GAM Services, Inc. dated November 1, 1996 is incorporated by reference to the Registrant's Post-Effective Amendment No. 28 to the Registration Statement on form N-1A filed on March 3, 1997 ("PEA 28").

                  (6)(b) First Amended Distribution Agreement For Class D Shares with GAM Services, Inc., dated November 1, 1996, is filed incorporated by reference to PEA 28.

                  (6)(c)   Amended  Form   of  Dealer   Agreement  between   GAM
                           Services, Inc. and designated dealers is incorporated by reference to PEA 28.

                  (6)(d) Agreement for Distribution of Class B and Class C shares will be filed by amendment.

                  (7)      Not Applicable.

                  (8)      Custodian  Agreement  with  Brown Brothers Harriman &
                           Co.,  dated  April  26,  1995,  is   incorporated  by
                           reference to PEA 26.

                  (9) Transfer Agency Agreement with Chase Global Funds Service Company (as successor to AIM Financial Services, Inc.), as amended, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on June 26, 1985, the Registrant's Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on October 31, 1986, and the Registrant's Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on April 27, 1989.

                  (9)(b)   Administration Agreement with Brown Brothers Harriman
                           & Co. dated   October 1, 1995 is   incorporated    by
                           reference to PEA 28.

                  (10)     Opinion  of  Counsel will be filed by amendment

                  (11) Consent of Coopers & Lybrand L.L.P. will be filed by amendment.

                  (12)     Not Applicable.

                  (13)(a)  Subscription  Agreement  with Global Asset Management
                           (USA) Inc. for shares of GAM Mid-Cap U.S. Fund, dated September 5, 1995, is incorporated by reference to PEA 27.

                  (14)     Not Applicable.

                  (15)(a) Class D Distribution Plan adopted by the Registrant pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "1940 Act") is incorporated by reference to PEA 27.

                  (15)(b)  Class A  Distribution  Plan adopted by the Registrant
                           pursuant   to  Rule  12b-1  under  the  1940  Act  is
                           incorporated  by reference to PEA 28.


                  (15)(c) Class B and Class C Distribution Plans adopted by the Registrant pursuant to Rule 12b-1 under the 1940 Act will be filed by amendment.

                  (16) Schedule of computation of performance quotations provided in the Statement of Additional Information will be filed by amendment.

                  (17)     Financial Data  Schedules will be filed by amendment.

                  (18) Amended Multiple Class Plan For Class A and D Shares adopted by the Registrant pursuant to Rule 18f-3 under the 1940 Act incorporated by reference to PEA 28.

                  (19) Powers of Attorney for Mr. Weiser, Mr. Landau and Mr. de Botton are incorporated by reference to PEA 28.

ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  N/A

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES.

                                                      Number of Record Holders
                  Title of Series                      as of January 31, 1998
                  ---------------                     -------------------------

                  GAM International Fund
                  Class A Common Stock                         33,927
                  Class D Common Stock                          3,593

                  GAM Global Fund
                  Class A Common Stock                          2,117
                  Class D Common Stock                            279

                  GAM Pacific Basin Fund
                  Class A Common Stock                            791
                  Class D Common Stock                             57

                  GAM Europe Fund
                  Class A Common Stock                            245

                  GAM North America Fund
                  Class A Common Stock                            140

                  GAM Japan Capital Fund
                  Class A Common Stock                            486

                  GAMerica Capital Fund
                  Class A Common Stock                             65

                  GAM Asian Capital Fund
                  Class A Common Stock                             95

ITEM 27.      INDEMNIFICATION.

               All officers, directors, employees and agents of the Registrant are to be indemnified to the fullest extent permitted by law for any liabilities of any nature whatsoever incurred in connection with the affairs of the Registrant, except in cases where willful misfeasance, bad faith, gross negligence or reckless disregard of duties to the Registrant are established. See Article NINTH of the Articles of Incorporation of the Registrant, as amended, for a more complete description of matters related to indemnification.

               GAM Services Inc. ("GAM Services"), the Registrant's principal underwriter, will be indemnified against all claims, demands, liabilities and expenses which may be incurred by it arising out of any untrue statement, or alleged untrue statement, of a material fact contained in the Registrant's registration statement or material omission, or alleged material omission, therein.

ITEM 28.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

                  PAUL S. KIRKBY

                  Global Asset Management (H.K.) Ltd., 1801 Two Exchange Square, Central, Hong Kong, investment adviser, director, 1985 to present.

                  GAM (Asia) Retirement Scheme, 1801 Two Exchange Square, Central, Hong Kong, trustee, 1986 to present.

                  Hanningfield  Investments  Ltd.,  1801  Two  Exchange  Square,
                  Central, Hong Kong, investment adviser, director, 1987 to present.

                  GAM Japan Inc. and GAM Pacific Inc., Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands, director.

                  Exeter Investments Ltd., 11/F Alexandra House, Central, Hong Kong, investment company, director, 1987 to present.

                  NICHOLAS J. EELEY

                  Global Asset Management Limited, 12 St. James's Place, London SWlA 1NX, England, investment adviser, director, 1984 to present.

                  GAM Pacific Inc. and GAM Arbitrage Inc., Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands, director.

                  DAVID J. MILLER

                  Global Asset Management (U.K.) Ltd., 12 St. James's Place, London SW1A 1NX, England, investment adviser, chief financial officer, 1987 to present.

                  GAM Fund Management Ltd., Dublin.

                  GAM Administration Limited, 11 Athol Street, Douglas, Isle of Man, director.

                  ALAN MCFARLANE

                  Global Asset Management Ltd., 12 St. James's Place, London SW1A 1NX, England, managing director (institutional), 1993 to present.

                  DENIS G. RAEBURN

                  Global Asset Management Ltd. and Global Asset Management (U.K.) Ltd., 12 St. James's Place, London SW1A 1NX, England, managing director, 1987 to present.

                  Cellcom Limited, Denmark House, Staples Corner, London NW9 7BW, England, director, 1983 to present.

                  Global Asset Management (USA) Inc., 135 East 57th Street, New York, NY 10022, director, 1990 to present.

                  Mr. Raeburn is also a director of various other companies controlled by GAM and of various investment funds organized outside the United States in the GAM group of funds.

                  GORDON GRENDER

                  Global Asset Management (U.K.) Ltd., 12 St. James's Place, London SW1A 1NX, England, independent contractor and fund manager, 1994 to present.

                  Stephens Inc., 111 Center Street, Little Rock, AK. Consultant, 1995 to present.

                  Neilson Management Ltd., 65 London Wall, London, England, January 1997 to present.

                  Cognito  Ltd.,  12  Swinegate,   Leeds,   England.   Alternate
                  Director, January 1997 to present.

                  Foreign & Colonial US Smaller Companies plc, Exchange House, Primrose Street, London EC2A 2NY, England, director, 1993 to present.

                  Investco Overseas Holdings Limited, 81 Carter Lane, London EC4 5EP, England, director, 1987 to present.

                  Flexbale Limited, 2 Chapel Court, London SE1 1HR, England, director, 1983 to present.

                  Adrian Berkeley & Associates Limited, The Estate Office, Normanby, Scunthorpe, South Humberside DN15 9HS, England, director, 1969 to present.

                  Mr. Grender also acts as portfolio manager for GAM North American Unit Trust and GAMerica, Inc.

                  The directors and officers of Sarofim and their only activities of a substantial nature during the past two years are set forth in the Statement of Additional Information under "Investment Advisers."


ITEM 29.      PRINCIPAL UNDERWRITERS.

               (a)  None.

               (b)       Name and                       Positions and                   Positions and
                         Principal                      Offices with                    Offices with
                     Business Address                    Underwriter                     Registrant
               ---------------------------------------------------------------------------------------

                    Kevin Blanchfield                  Chief Operating Officer,         Vice President
                    135 East 57th Street               Treasurer                        and Treasurer
                    New York, NY 10022                 and Director

                    Gordon E. Swartz                   Secretary                        Secretary
                    135 East 57th Street
                    New York, NY 10022

               (c)  N/A

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

         The accounts, books and other documents required to be maintained by Registrant pursuant to Rule 31a-1(a) of the Act are maintained as follows:

         Accounts and Records
           Pursuant to Rule                          Location
         --------------------                        --------

              31a - 1(b)(1)                Brown Brothers Harriman & Co.
              31a - 1(b)(2)(i)             40 Water Street
              31a - 1(b)(2)(ii)            Boston, Massachusetts  02109
              31a - 1(b)(2)(iii)
              31a - 1(b)(3)
              31a - 1(b)(5)-(8)
              31a - 1(b)(10)

              31a - 1(b)(1)                Chase Global Funds Service Company
              31a - 1(b)(2)(iv)            P.O. Box 2798
                                           Boston, Massachusetts 02208

              31a - 1(b)(9)-(11)           GAM International Management
                                           Limited
                                           12 St. James's Place
                                           London SWIA 1NX, England

                                           Fayez Sarofim & Co.
                                           Suite 2907
                                           Two Houston Center
                                           Houston, Texas 77010

              31a - 1(b)(4)                Coudert Brothers
                                           1114 Avenue of the Americas
                                           New York, New York 10036


ITEM 31.       N/A


ITEM 32.       UNDERTAKINGS

               (a)  N/A

               (b)  N/A

               (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders for each series upon request and without charge.

                                   SIGNATURES.

Registrant has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of GAM Funds, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 2nd day of March, 1998.

                                         GAM FUNDS, INC.
                                                Registrant

                                         By     /s/ Kevin J. Blanchfield
                                                ----------------------------
                                                Kevin J. Blanchfield
                                                Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature:                                             Title:                  Date:
----------                                             ------                  -----

/s/ Gilbert de Botton*                                 President and     March 2, 1998
---------------------------------------------          Director
Gilbert de Botton (Principal Executive Officer)


/s/ Kevin J. Blanchfield                               Vice President/   March 2, 1998
---------------------------------------------          Treasurer
Kevin J. Blanchfield                                   (Principal
                                                       Financial and
                                                       Accounting Officer)




/s/ Roland Weiser*                                     Director          March 2, 1998
---------------------------------------------
Roland Weiser

/s/ George W. Landau*                                  Director          March 2, 1998
---------------------------------------------
George W. Landau



*By:     /s/ Kevin Blanchfield
         ---------------------
         Executed by Kevin Blanchfield on behalf of those indicated pursuant to Powers of Attorney filed herewith.